MML SERIES

INVESTMENT FUND
ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2002

[GRAPHIC]

MML MONEY MARKET FUND
MML MANAGED BOND FUND
MML BLEND FUND
MML EQUITY FUND

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                           1

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002                     12
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002                    13
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2002 AND
FOR THE YEAR ENDED DECEMBER 31, 2001                                            14
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

FINANCIAL HIGHLIGHTS
    MML Money Market Fund                                                       15
    MML Managed Bond Fund                                                       16
    MML Blend Fund                                                              17
    MML Equity Fund                                                             18

PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2002
    MML Money Market Fund                                                       19
    MML Managed Bond Fund                                                       20
    MML Blend Fund                                                              25
    MML Equity Fund                                                             33

NOTES TO FINANCIAL STATEMENTS                                                   39

INDEPENDENT AUDITORS' REPORT                                                    45

DIRECTORS AND OFFICERS (UNAUDITED)                                              46

FEDERAL TAX INFORMATION (UNAUDITED)                                             50

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

                                                                February 1, 2003

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

"A BACK-TO-BASICS APPROACH IS MORE IMPORTANT THAN EVER."

2002'S DECLINE MAKES IT THREE IN A ROW

Stock prices fell for the third consecutive year in 2002, the first time that phenomenon has occurred since 1939-1941, when the United States stood at the threshold of World War II. For many investors, 2002 was the most grueling year of the current bear market, with the S&P 500 Index posting a loss of 22.1%, almost equaling its setbacks from the previous two years combined. Likewise, the Dow Jones Industrial Average retreated 15.1%, turning in its worst performance since 1977.(1) The NASDAQ Composite Index, a proxy for technology and other growth sectors, finished the period with a loss of 31.5%.

The year began on a hopeful note, as stocks meandered sideways in the first quarter, digesting the gains from a spirited fourth-quarter rally in 2001. However, share prices fell sharply when it became evident that the anticipated rebound in corporate earnings was not forthcoming. A series of corporate accounting scandals also took their toll on investors' psychology, as did alleged conflicts of interest among security analysts at a number of prominent firms. On the geopolitical front, tension between Israel and the Palestinians and the possibility of another terrorist strike unnerved investors. A falling U.S. dollar and rising crude oil prices were additional sources of concern. It was difficult to argue with analysts who dubbed it "the perfect economic storm," as the S&P 500 tumbled from the 1150 area in March to below 800 by July.

In late summer the market recovered somewhat, only to decline again in September and early October on bad news from the manufacturing sector and faltering consumer confidence. Amid widespread fears of a double-dip recession, the share prices of many lower-quality stocks were reduced to near-bankruptcy levels. Finally, in mid-October bargain hunters stepped in, producing a welcome rally that carried through November. News that the economy grew at an annualized rate of 4.0% in the third quarter, compared with just 1.3% in the second quarter, helped drive the advance. The Federal Reserve Board also contributed to the improving investment climate, cutting short-term interest rates by 50 basis points early in November. At the same time, the Fed moved back to a neutral bias from one favoring easing, suggesting that it was unlikely to trim rates again in the near future. The action left the target federal funds rate at 1.25%, its lowest level in over 40 years. However, lackluster retail sales during the holiday season and the increasingly likely prospect of military conflict with Iraq caused stocks to give back some of their gains as the year drew to a close.

Compared with the two previous years, it was much harder to find stocks that increased in value in 2002. For the year overall, not a single one of the 21 U.S. stock indexes monitored by the Frank Russell Company had a positive return, and all but two suffered double-digit declines.(2) Repeating a pattern evident in 2000 and 2001, value significantly outperformed growth. However, there was no consistent advantage in any one capitalization group--small-cap value bested large-cap value, while large-caps had the upper hand in the growth category.

TREASURIES BENEFIT FROM FLIGHT TO SAFETY

Investors looking for positive returns had smoother sailing in the bond market, as the Lehman Brothers Aggregate Bond Index, tracking the activity of taxable securities across the government,

----------
(1) Source: CNNMoney Web site, 12/31/02 article titled "Investors say ta-ta, 2002."

(2) Source: Russell Web site--U.S. Equity Index returns for 2002.

mortgage-backed and corporate sectors, returned 10.3% for the year. Reflecting investors' concerns about corporate earnings, Treasury securities were the best-performing fixed-income sector, while corporates fared the worst. Mortgage-backed debt, which tends to do well in an environment of stable interest rates, also outperformed the corporate sector.

Within corporates, quality was better, as investors sought to minimize their risk from defaults and credit rating downgrades. High-yield debt struggled in this environment, while at one point spreads on investment grade corporate securities ballooned to approximately 240 basis points above Treasuries, versus a normal spread of approximately 100 basis points. By year end, spreads had narrowed somewhat, as the Fed's rate cut and a rising stock market bolstered the sentiment of investors in corporate securities.

LOOKING AHEAD

The past three years have sorely tested the patience and resources of most investors, and certainly many questions remain about the outlook for 2003. War with Iraq, another terrorist attack, a softening in consumer spending and a continued drought in corporate capital spending are all factors that could make life challenging for investors in the short term.

However, some positive factors could offset those negatives. Over the past several years, many companies have completed significant restructuring projects, cutting costs and refocusing on core businesses. At the same time, the overcapacity plaguing many industries has been eliminated or at least lessened considerably. As a result, any significant rebound in demand would be reflected in the bottom line of many firms. Interest rates are near their historical lows, creating a favorable credit environment. Finally, it looks as though we can look forward to some kind of economic stimulus package from Washington.

We therefore believe that now is a good time to reflect on the merits of a long-term investment plan. Market history shows that the longer you are in the stock market, the better your chances of coming out ahead. Moreover, missing out on the early stages of an advance can be costly because that's often where some of the most powerful upward thrust in stock prices occurs. Since no one knows when a new bull market may begin, the best we can do is position ourselves in an attempt to take advantage of it when it hopefully does occur and let the historical long-term upward bias in stock prices work in our favor. In difficult times like this, a back-to-basics approach is more important than ever.

/s/ Frederick C. Castellani
Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML MONEY MARKET FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML MONEY MARKET FUND?

The objectives and policies of the Fund are to:
-    Achieve high current income, the preservation of capital, and liquidity
-    invest in a diversified portfolio of money market instruments
- invest in high quality debt instruments with remaining maturity not to exceed 397 days

HOW DID THE FUND PERFORM DURING 2002?

For the 12 months ending December 31, 2002, the Fund's shares had a return of 1.29%, beating the 1.15% return of the Lipper Taxable Money Market Fund Index.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Short-term interest rates remained fairly stable in 2002. In March, responding to improving economic data and a stock market that appeared to have stabilized, the Federal Reserve Board shifted from an easing bias to a neutral outlook. The move prompted speculation that the central bank could raise rates as early as its May meeting. A rate hike was not in the cards, however, as corporate earnings faltered, stocks headed sharply lower and some high-profile accounting scandals dominated the financial media. The Fed watched but did nothing until August, when it reversed its earlier decision and returned to an easing bias.

In November, concerns about the possibility of a double-dip recession prompted the Fed's Open Market Committee to cut its target federal funds rate by 50 basis points to 1.25% while at the same time switching back to a neutral bias. The consensus view was that, barring further significant weakening in the economy, the change back to a neutral bias was the Fed's way of signaling that it was finished easing for the time being.

With short-term rates near historical lows, money market investors again were stuck with meager returns. Many of the trends in evidence during the first half of the year continued through the last six months of 2002. Tier 1, high-quality commercial paper remained in short supply due to lower levels of corporate spending, a desire among companies to lock in low rates on their debt for longer durations, widespread credit downgrades of Tier 1 securities to the lower-quality Tier 2 status and our desire to keep the Fund adequately diversified. As a money market fund, we are prohibited from owning Tier 2 securities, which carry more risk than those with a Tier 1 rating.

The Fund's exposure to Treasury Bills continued to rise in the second half of the year, climbing to 47% of assets by the end of December from 28% at mid-year. On the other hand, commercial paper fell from 53% at the end of June to 36% at the end of the year. After declining significantly throughout the first half of 2002, our weighting of agency paper remained fairly stable in the second half, ending the year at 17%. Our desire to limit excessive exposure to securities backed by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) was a factor in arriving at these allocations.

WHAT IS YOUR OUTLOOK?

As things stand currently, there are signs that the economy could be starting to gain some upside traction. However, there are also indications that further caution is warranted. For example, Christmas season retail sales were lackluster, possibly indicating that consumer spending, which has been the main factor propping up the economy, might be faltering. On the positive side, the housing market remains relatively strong, as indicated by the latest report on housing starts and building permits. Thus, we think that 2003 is likely to be a year in which short-term interest rates see little movement, especially in the first half of the year. If the economy begins to make more convincing progress in the second half, the Fed could decide to raise rates modestly, in the process increasing yields for money market investors.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                     FIVE YEAR   TEN YEAR
                                      AVERAGE    AVERAGE
                          ONE YEAR    ANNUAL      ANNUAL
                          1/1/02 -   1/1/98 -    1/1/93 -
                          12/31/02   12/31/02    12/31/02
MML Money
Market Fund                1.29%       4.17%       4.32%
---------------------------------------------------------
Lipper Taxable Money
Market Fund Index          1.15%       4.14%       4.28%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

          MML MONEY      LIPPER TAXABLE MONEY
         MARKET FUND       MARKET FUND INDEX
1/1/93     $ 10,000             $ 10,000
Dec-93     $ 10,275             $ 10,273
Dec-94     $ 10,670             $ 10,656
Dec-95     $ 11,265             $ 11,245
Dec-96     $ 11,829             $ 11,809
Dec-97     $ 12,442             $ 12,417
Dec-98     $ 13,083             $ 13,051
Dec-99     $ 13,709             $ 13,669
Dec-00     $ 14,536             $ 14,481
Dec-01     $ 15,069             $ 15,033
Dec-02     $ 15,263             $ 15,207

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER TAXABLE MONEY MARKET FUND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.
AN INVESTMENT IN THE MML MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND

MML MANAGED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML MANAGED BOND FUND?

The objectives and policies of the Fund are to:
- achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital
- invest primarily in a diversified portfolio of investment grade, fixed income securities
-    maintain within (10%) the duration of the Lehman Brothers Aggregate Bond
     Index
- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

HOW DID THE FUND PERFORM DURING 2002?

For the 12 months ending December 31, 2002, the Fund's shares returned 8.40%, trailing the 10.25% return of the Lehman Brothers Aggregate Bond Index, a proxy for taxable bond performance that primarily includes securities from the Treasury, mortgage-backed, and corporate asset classes. While we trailed the benchmark, we retained an above-median ranking in our peer group.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The Fund's overweighting in corporate securities, which we had hoped would set the stage for outperforming the benchmark, detracted from performance during 2002. The first quarter began in promising fashion, with tightening corporate spreads and improving sentiment. However, in the second and third quarters corporate spreads widened significantly, as a slew of negative factors hit the markets, including faltering earnings, a series of high-profile accounting scandals, and declining equity markets. Banks tightened lending standards, and access to capital declined. Meanwhile, the sluggish economy made it difficult for companies to service existing debt. As a result, we saw widespread credit downgrades, and corporate spreads widened to as much as 240 basis points over Treasuries, versus a more normal spread of approximately 100 basis points.

At the heart of investors' concerns in the third quarter was a fear that the economy might be headed for a double-dip recession. For example, one important economic indicator, the ISM manufacturing index, slipped under 50 in September, indicating contracting manufacturing activity. These fears helped to precipitate a flight to quality in the bond markets, leading Treasuries to be the best-performing asset class. Corporates, on the other hand, posted their worst performance since the third quarter of 1998, when panic gripped the markets due to the near-failure of hedge fund Long Term Capital Management and Russia's default on its debt. Even within the corporate sector, investors favored higher quality securities, with the result that our BBB-rated holdings performed poorly. Despite falling behind our benchmark, however, we performed reasonably well versus our peers, many of whom also struggled with significant corporate holdings. For the quarter, the Fund ranked in the 35th percentile of the Morningstar intermediate bond universe.

In response to the increased risk, we trimmed corporate positions such as Household Finance and Ford. Additionally, we added to the Fund's mortgage-backed holdings, bringing that sector's weighting up to roughly 30%, versus the benchmark's weighting of 36%. We sold some GNMA securities and bought FNMA pass-throughs, as concerns about liability management at FNMA dissipated.

Things stabilized somewhat in the fourth quarter, as the equity markets rallied and the Federal Reserve Board helped calm investors' nerves with a 50-basis-point cut in short-term interest rates. A good Republican showing in the mid-term Congressional elections was also a positive factor, as Republican politicians are generally seen as being friendlier to business than Democrats. The Fund returned 1.77% for the quarter, slightly outperforming the benchmark's 1.57% mark. Responding to signs of an improving environment, corporate spreads narrowed during the quarter to approximately 160 basis points.

WHAT IS YOUR OUTLOOK?

While we cannot rule out further action from the Fed, it seems that the central bank has completed its rate cuts for this cycle. However, we are hopeful that the Fed's accommodative monetary policy, together with some kind of stimulative fiscal package from Washington, will prod the economy along the road toward recovery. Bonds should also benefit from the trend among corporations toward cutting debt and shoring up their balance sheets. As evidence of this trend, the ratio of credit downgrades to upgrades has improved from its peak in early 2002, as has the rate of defaults. However, at the heart of the problem for corporate bonds is lackluster demand for goods and services. When this problem will be resolved is hard to predict, but eventually cyclical forces should result in a rebound in the two key sources of demand: corporate capital spending and consumer spending.

[CHART]

DURATION DIVERSIFICATION (12/31/02)
MML MANAGED BOND FUND
AVERAGE DURATION=3.66 YEARS

LESS THAN 1 Year        31.62%
1-3 Years               26.11%
3-5 Years               13.49%
5-10 Years              17.16%
10-20 Years             11.62%

[CHART]

QUALITY STRUCTURE (12/31/02)
MML MANAGED BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA      53.1%
                                  Aa/AA         5.2%
                                  A            16.1%
                                  Baa/BBB      23.3%
                                  Ba/BB         1.6%
                                  B/B           0.2%
                                  Caa           0.5%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                         FIVE YEAR        TEN YEAR
                                          AVERAGE         AVERAGE
                          ONE YEAR         ANNUAL          ANNUAL
                          1/1/02 -         1/1/98 -       1/1/93 -
                          12/31/02         12/31/02       12/31/02
MML Managed
Bond Fund                  8.40%             6.66%          7.22%
--------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index      10.25%             7.55%          7.51%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                                          LEHMAN BROTHERS
              MML MANAGED BOND FUND       AGGREGATE BOND INDEX
1/1/1993       $ 10,000                        $ 10,000
  Dec-93       $ 11,181                        $ 10,975
  Dec-94       $ 10,760                        $ 10,655
  Dec-95       $ 12,819                        $ 12,623
  Dec-96       $ 13,236                        $ 13,082
  Dec-97       $ 14,548                        $ 14,345
  Dec-98       $ 15,732                        $ 15,591
  Dec-99       $ 15,445                        $ 15,462
  Dec-00       $ 17,172                        $ 17,261
  Dec-01       $ 18,527                        $ 18,718
  Dec-02       $ 20,084                        $ 20,638

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML BLEND FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML BLEND FUND?

     The objectives and policies of the Fund are to:
     - achieve as high a level of total rate of return over an extended period of time as is consistent with prudent investment risk and the preservation of capital
     - invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
     - manage the allocation of investments, under normal circumstances, in three segments with the following ranges:

     Money Market segment no more than 30% of total assets
     Bond segment between 20% and 40% of total assets
     Equity segment between 50% and 70% of total assets

HOW DID THE FUND PERFORM DURING 2002?

     For the 12 months ending December 31, 2002, the Fund's shares returned -11.53%, slightly trailing the -10.69% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. For the year as a whole, the Fund's underperformance came from its fixed-income side. An overweighting in corporate securities detracted from performance, mostly in the second and third quarters due to earnings disappointments, a declining stock market and widespread credit downgrades. The equity portion of the Fund outperformed the S&P 500 Index during the first half of the year, performed about in line with the index during the third quarter and slightly underperformed during the final quarter of 2002.

WHAT ASSET ALLOCATION DECISIONS WERE MADE IN THE SECOND HALF OF THE YEAR?

     When the stock market sold off sharply in July, we moved from a neutral stance on stocks and bonds to an overweighted position in stocks. This move was beneficial, as stocks subsequently rallied in late summer, prompting us to cut back our stock allocation to a neutral weighting. As the equity markets again declined in September and early October, we increased the Fund's stock allocation and closed the third quarter with a slight overweighting as the markets rallied. In the fourth quarter we did not alter our official allocation targets. However, given our bearish view on the stock market, we used our rebalancing mechanism advantageously to capitalize on strength and weakness, a tactic we employed throughout the year to add value.

WHAT FACTORS AFFECTED THE FUND'S STOCK SELECTION MODEL?

     Although the third quarter resulted in negative performance from the standpoint of absolute returns, the Fund's equity portfolio stayed about even with the benchmark. From a quantitative standpoint, the most successful parameters of our stock selection model for the third quarter were value and momentum, while growth and estimate revisions did not work particularly well. We carried no significant sector or industry overweightings or underweightings during the quarter. A modest underweighting in the relatively strong technology component of health care was the largest detractor from relative performance. Conversely, an underweighting in the hardware segment of technology was helpful to us, as was stock selection in financial services. Higher credit risk led the model to underweight larger banks and favor smaller entities with more contained credit risk.

     While the equity portfolio modestly underperformed on a relative basis, we posted a solid gain for the fourth quarter. After a broad rally in late October, investors favored the stocks that had been beaten down most in the third quarter. Because many of the stocks that rallied had weak underlying fundamentals--weak earnings, excessive debt and unattractive valuations--and our model has for some time emphasized favorable valuation and balance sheet characteristics, we were temporarily out of synch with the market and lagged the S&P 500 as a result.

WHAT ABOUT THE BOND PORTFOLIO?

     In the third quarter, the bond portfolio underperformed the 4.58% return of the Lehman Brothers Aggregate Index. Our overweighting in corporate bonds, particularly those with a BBB credit rating, was the biggest detractor. We thought that in an improving economic environment, BBB-rated bonds, the lowest-rated investment grade debt, would do well. However, a flight to quality led investors to favor Treasury securities over corporates and, within the corporate sector, to favor securities of higher credit quality. Given the delayed nature of the economic recovery, we trimmed our corporate exposure and brought up the weighting of mortgage-backed securities, anticipating that the mortgage-backed sector could do well in the environment of stable interest rates that we foresaw over the near term.

     In the fourth quarter, the bond portfolio slightly outperformed the 1.57% mark posted by the benchmark. Corporate spreads narrowed somewhat, as sentiment about the economy improved from the previous quarter. The Federal Reserve Board's 50-basis-point rate cut early in November contributed to the improvement in sentiment. We continued to carry a significant overweighting in corporate securities as the year came to a close, reflecting our expectations for an eventual, if somewhat delayed, economic recovery.

WHAT IS YOUR OUTLOOK?

     After three years of declining stock prices, it is clear that we are experiencing a bear market of significant proportions. In retrospect, some of the causes were likely an eighteen-year decline in interest rates that fueled overexpansion, easy money, excessive debt and relaxed accounting standards. While share prices have fallen considerably from their peaks of several years ago, so have trailing earnings, with the result that many stocks are still trading at rich valuations. Nevertheless, the current picture does reveal a few positives, including slowly improving company fundamentals, valuations that already reflect global uncertainty and the possibility of war, foreign economic stimulus designed to bolster demand for U.S. goods and the newly proposed dividend tax cut.

     Bonds, too, should benefit from the overall trend among corporations toward cutting debt and shoring up their balance sheets. As evidence of this trend, the ratio of credit downgrades to upgrades has improved from its peak in early 2002, as has the rate of defaults. However, at the heart of the problem for both stocks and corporate bonds is lackluster demand for goods and services. When this problem will be resolved is hard to predict, but eventually cyclical forces should result in a rebound in the two key sources of demand: corporate capital spending and consumer spending.

[CHART]

MML BLEND FUND
ASSET ALLOCATION (% OF INVESTMENTS)
ON 12/31/02

Common Stocks                     58.80%
Bonds                             29.20%
Short-term Issues                    12%

MML BLEND FUND
LARGEST STOCK HOLDINGS (12/31/02)

Microsoft Corp.
Exxon Mobil Corp.
General Electric Co.
Wal-Mart Stores, Inc.
Citigroup, Inc.
Johnson & Johnson
Pfizer, Inc.
Bank of America Corp.
International Business Machines Corp.
Merck & Co., Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Blend Fund and the corresponding indices

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                              FIVE YEAR       TEN YEAR
                                               AVERAGE         AVERAGE
                                 ONE YEAR       ANNUAL         ANNUAL
                                 1/1/02 -      1/1/98 -       1/1/93 -
                                 12/31/02      12/31/02       12/31/02
MML Blend Fund                   -11.53%        -1.33%          5.97%
----------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index              10.25%         7.55%          7.51%

Lipper Balanced
Fund Index                       -10.69%         2.16%          7.43%

S&P 500 Index                    -22.09%        -0.58%          9.34%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                                        LEHMAN BROTHERS
                                        AGGREGATE           LIPPER BALANCED
                  MML BLEND FUND        BOND INDEX          FUND INDEX         S&P 500 Index
1/1/1993             $ 10,000             $ 10,000            $ 10,000           $ 10,000
  Dec-93             $ 10,970             $ 10,975            $ 11,170           $ 11,007
  Dec-94             $ 11,241             $ 10,655            $ 10,892           $ 11,152
  Dec-95             $ 13,858             $ 12,623            $ 13,570           $ 15,342
  Dec-96             $ 15,791             $ 13,082            $ 15,334           $ 18,863
  Dec-97             $ 19,091             $ 14,345            $ 18,409           $ 25,154
  Dec-98             $ 21,679             $ 15,591            $ 21,238           $ 32,342
  Dec-99             $ 21,411             $ 15,462            $ 23,145           $ 39,146
  Dec-00             $ 21,415             $ 17,261            $ 23,698           $ 35,586
  Dec-01             $ 20,184             $ 18,718            $ 22,931           $ 31,359
  Dec-02             $ 17,857             $ 20,638            $ 20,480           $ 24,421

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY FUND?

     The objectives and policies of the Fund are to:

     - achieve a superior total rate of return over an extended period of time from both capital appreciation and current income
     - preserve capital when business and economic conditions indicate investing for defensive purposes is appropriate
     - utilize a value-oriented portfolio strategy in making investment decisions
     -    utilize fundamental analysis to identify companies which
          - have competitive advantages, management stability and financial strength
          -    are attractively valued based on various financial ratios
          - have earnings growth potential that may not be recognized by the market at large
     - invest in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalization exceeding $2 billion)

HOW DID THE FUND PERFORM DURING 2002?

     For the 12 months ending December 31, 2002, the Fund's shares returned -19.55%, beating the -22.09% return of the Standard & Poor's 500 Index but trailing the -15.52% return of the Russell 1000 Value Index.

     The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

     It was another difficult period for stock investors, as the markets lost ground for the third consecutive year. Most of the damage was done in the second and third quarters, when a host of negative factors undermined investors' confidence, including weak earnings, a series of accounting scandals, skepticism about Wall Street research, fears of a double-dip recession, the threat of terrorism and the possibility of war with Iraq. For the year, value outperformed growth by a wide margin, while medium and small-capitalization stocks in the value style performed better than large-cap value shares. However, all of the 21 U.S. stock indexes tracked by the Frank Russell Company, except for the Russell Midcap Value Index and the Russell 2500 Value Index, registered double-digit losses for the year.

     In the third quarter, the Fund was helped by its conservative positioning, which included overweighted positions in the health care and consumer staples sectors. Stock selection in these two sectors also contributed positively to our relative performance, while underweighting the utilities sector, which includes telecommunications services companies, also helped. Some of the stocks that aided our performance for the quarter included medical device manufacturers Boston Scientific and Guidant, as well as hospital management provider Tenet Healthcare.

     On the other hand, performance in the financial services, materials and processing, and consumer discretionary sectors worked against our performance compared with the Russell index. Within financial services, large banks, asset managers and brokerages were particularly vulnerable due to regulatory issues and the prospect of further workforce contraction. In this group, we reduced our position in Citigroup, a stock with a sizable weighting in the benchmark. In materials and processing, timber company Weyerhaeuser suffered from less favorable prospects for cyclical companies, as did aerospace and defense holding Rockwell Collins. In the consumer discretionary sector, McDonalds declined when the company preannounced lower third-quarter earnings and reduced the number of projected new store openings.

     In the fourth quarter, bargain-hunters triggered a broad-based rally. Leading the advance were some of the most oversold segments of the technology and utilities sectors, in many cases companies with weak fundamental outlooks. Since we deliberately avoid such companies, the Fund was at a disadvantage and underperformed the Russell 1000 Value Index, despite the fact that our technology and utility holdings advanced more than 10% for the quarter. Guidant and Tenet Healthcare, strong performers in the previous quarter, detracted from the Fund's performance in the final three months of 2002. Controversy about the way the company billed for Medicare reimbursements led us to sell Tenet. On the positive side, Boston Scientific and Merck were two of our leading performers. Financial stocks Citigroup and First Data also helped.

     For the year overall, the Fund benefited from performance in the producer durables, materials and processing, and health care sectors, while technology, utilities and financial services were detractors.

WHAT IS YOUR OUTLOOK?

     We look for an improved environment in 2003, based in part on incremental improvements in underlying business conditions that we see in many industries. Additionally, stock valuations have come down and are closer to their long-term averages. Finally, historically low interest rates and favorable fiscal policy from Washington could set the stage for modest economic growth in the 3% range. If this scenario transpires, we anticipate modestly positive returns for the stock market in 2003.

MML EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/02)

Exxon Mobil Corp.
Rockwell Collins, Inc.
Weyerhaeuser Co.
Merck & Co., Inc.
Citigroup, Inc.
Dow Chemical Co.
Waste Management, Inc.
Kellogg Co.
Bank of America Corp.
Anheuser-Busch Companies, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                      FIVE YEAR         TEN YEAR
                                       AVERAGE           AVERAGE
                       ONE YEAR        ANNUAL            ANNUAL
                       1/1/02 -        1/1/98 -          1/1/93 -
                       12/31/02        12/31/02          12/31/02
MML Equity Fund        -19.55%          -4.64%           6.19%
----------------------------------------------------------------
S&P 500 Index          -22.09%          -0.58%           9.34%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                MML EQUITY FUND      S&P 500 INDEX
1/1/1993               $ 10,000           $ 10,000
  Dec-93               $ 10,952           $ 11,007
  Dec-94               $ 11,401           $ 11,152
  Dec-95               $ 14,951           $ 15,342
  Dec-96               $ 17,978           $ 18,863
  Dec-97               $ 23,118           $ 25,154
  Dec-98               $ 26,862           $ 32,342
  Dec-99               $ 25,836           $ 39,146
  Dec-00               $ 26,574           $ 35,586
  Dec-01               $ 22,663           $ 31,359
  Dec-02               $ 18,232           $ 24,421

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML SERIES INVESTMENT FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                                  MML               MML
                                                                 MONEY            MANAGED             MML               MML
                                                                MARKET              BOND             BLEND             EQUITY
                                                                 FUND               FUND              FUND              FUND
                                                             --------------   --------------   ----------------   ----------------
ASSETS:
      Investments, at value (cost $0, $357,146,923,
         $931,624,742, and $1,263,516,614, respectively)
         (NOTE 2)                                            $            -   $  369,714,256   $    948,437,229   $  1,135,278,268
      Short-term investments, at amortized cost (NOTE 2)        190,186,144       43,236,553        128,940,508         62,759,466
                                                             --------------   --------------   ----------------   ----------------
          Total Investments (including securities on loan
            with market values of $0, $18,661,529,
            $31,356,853, and $60,660,504, respectively)         190,186,144      412,950,809      1,077,377,737      1,198,037,734
                                                             --------------   --------------   ----------------   ----------------
      Cash                                                            3,232            4,112                728         17,977,937
      Receivables from:
          Investments sold                                                -           44,732             65,717                  -
          Fund shares sold                                        2,540,650          391,321             83,817            243,429
          Interest and dividends                                          -        4,243,173          4,831,943          2,411,389
                                                             --------------   --------------   ----------------   ----------------
               Total assets                                     192,730,026      417,634,147      1,082,359,942      1,218,670,489
                                                             --------------   --------------   ----------------   ----------------
LIABILITIES:
      Payables for:
          Investments purchased                                           -       11,947,322                  -                  -
          Dividends (NOTE 2)                                        156,967                -                  -                  -
          Fund shares repurchased                                   212,212          168,499          1,024,396            166,158
          Securities on loan (NOTE 2)                                     -       19,111,957         32,431,888         62,759,466
          Directors' fees and expenses (NOTE 3)                       8,695           12,811             45,962             52,379
          Affiliates (NOTE 3):
               Investment management fees                            79,566          150,838            366,508            400,291
      Accrued expenses and other liabilities                         20,633           15,430             50,475             52,568
                                                             --------------   --------------   ----------------   ----------------
               Total liabilities                                    478,073       31,406,857         33,919,229         63,430,862
                                                             --------------   --------------   ----------------   ----------------
      NET ASSETS                                             $  192,251,953   $  386,227,290   $  1,048,440,713   $  1,155,239,627
                                                             ==============   ==============   ================   ================

NET ASSETS CONSIST OF:
      Paid-in capital                                        $  192,435,720   $  380,326,581   $  1,333,718,059   $  1,492,243,511
      Undistributed net investment income
         (distributions in excess of net investment income)          23,871         (890,097)            (8,837)            72,403
      Accumulated net realized loss on investments
         and futures contracts                                     (207,638)      (5,776,527)      (302,080,996)      (208,837,941)
      Net unrealized appreciation (depreciation)
         on investments                                                   -       12,567,333         16,812,487       (128,238,346)
                                                             --------------   --------------   ----------------   ----------------
                                                             $  192,251,953   $  386,227,290   $  1,048,440,713   $  1,155,239,627
                                                             ==============   ==============   ================   ================
      Shares outstanding:                                       192,463,989       30,934,308         82,729,594         69,605,875
                                                             ==============   ==============   ================   ================
      Net asset value, offering price and redemption
         price per share:                                    $         1.00   $        12.49   $          12.67   $          16.60
                                                             ==============   ==============   ================   ================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                        MML           MML
                                                                       MONEY        MANAGED            MML               MML
                                                                       MARKET         BOND            BLEND             EQUITY
                                                                        FUND          FUND             FUND              FUND
                                                                    -----------   ------------    --------------    --------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $0, $0,
           $30,694, and $8,051)                                     $         -   $     42,734    $   12,237,048    $   24,251,715
        Interest (including securities lending income of $0,
           $36,358, $88,405, and $26,260, respectively)               3,556,928     20,040,289        27,513,818           203,744
                                                                    -----------   ------------    --------------    --------------
                 Total investment income                              3,556,928     20,083,023        39,750,866        24,455,459
                                                                    -----------   ------------    --------------    --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                             946,445      1,542,682         4,771,610         5,327,932
        Custody fees                                                     22,100              -           151,112           169,556
        Audit and legal fees                                             22,965         20,417            39,524            41,747
        Shareholder reporting fees                                       29,903              -           204,407           308,551
        Directors' fees (NOTE 3)                                         10,120         16,786            63,834            72,591
        Miscellaneous fees                                                1,324              -             1,323             1,323
                                                                    -----------   ------------    --------------    --------------
            Total expenses                                            1,032,857      1,579,885         5,231,810         5,921,700
                                                                    -----------   ------------    --------------    --------------
                 NET INVESTMENT INCOME                                2,524,071     18,503,138        34,519,056        18,533,759
                                                                    -----------   ------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                      27,832       (805,419)     (101,151,705)     (206,958,175)
            Closed futures contracts                                          -              -          (322,426)                -
                                                                    -----------   ------------    --------------    --------------
                 Net realized gain (loss)                                27,832       (805,419)     (101,474,131)     (206,958,175)
                                                                    -----------   ------------    --------------    --------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                       -     10,079,576       (89,485,376)     (121,104,698)
            Open futures contracts                                            -              -          (185,186)                -
                                                                    -----------   ------------    --------------    --------------
                 Net unrealized gain (loss)                                   -     10,079,576       (89,670,562)     (121,104,698)
                                                                    -----------   ------------    --------------    --------------
                 NET REALIZED AND UNREALIZED GAIN (LOSS)                 27,832      9,274,157      (191,144,693)     (328,062,873)
                                                                    -----------   ------------    --------------    --------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING
           FROM OPERATIONS                                          $ 2,551,903   $ 27,777,295    $ (156,625,637)   $ (309,529,114)
                                                                    ===========   ============    ==============    ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED DECEMBER 31, 2002
                                          -----------------------------------------------------------------
                                               MML              MML
                                              MONEY           MANAGED            MML              MML
                                             MARKET             BOND            BLEND            EQUITY
                                              FUND              FUND             FUND             FUND
                                          -------------    -------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income               $   2,524,071    $  18,503,138   $    34,519,056   $    18,533,759
      Net realized gain (loss) on
        investment transactions
        and futures contracts                    27,832         (805,419)     (101,474,131)     (206,958,175)
      Net change in unrealized
        appreciation (depreciation)
        on investments and futures
        contracts                                     -       10,079,576       (89,670,562)     (121,104,698)
                                          -------------    -------------   ---------------   ---------------
          NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS                        2,551,903       27,777,295      (156,625,637)     (309,529,114)

DISTRIBUTIONS TO SHAREHOLDERS
 (NOTE 2):
      From net investment income             (2,524,071)     (19,436,802)      (35,476,768)      (18,498,334)
      From net realized gains                         -       (1,952,654)                -       (19,274,161)

NET FUND SHARE TRANSACTIONS
 (NOTE 5)                                   (11,467,228)      86,730,303      (210,580,090)     (165,123,797)
                                          -------------    -------------   ---------------   ---------------
        TOTAL INCREASE (DECREASE)
          IN NET ASSETS                     (11,439,396)      93,118,142      (402,682,495)     (512,425,406)

NET ASSETS:
      Beginning of year                     203,691,349      293,109,148     1,451,123,208     1,667,665,033
                                          -------------    -------------   ---------------   ---------------
      End of year                         $ 192,251,953    $ 386,227,290   $ 1,048,440,713   $ 1,155,239,627
                                          =============    =============   ===============   ===============
      Undistributed net investment
        income (distributions in excess
        of net investment
        income) included in net
        assets at end of the year         $      23,871    $    (890,097)  $        (8,837)  $        72,403
                                          =============    =============   ===============   ===============

                                                        YEAR ENDED DECEMBER 31, 2001
                                          -----------------------------------------------------------------
                                              MML             MML
                                              MONEY          MANAGED           MML               MML
                                             MARKET           BOND            BLEND             EQUITY
                                              FUND            FUND             FUND              FUND
                                          -------------   -------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income               $   7,270,488   $  15,382,630   $    45,493,359   $    22,652,598
      Net realized gain (loss) on
        investment transactions
        and futures contracts                  (215,094)      2,528,236      (173,707,828)      203,528,250
      Net change in unrealized
        appreciation (depreciation)
        on investments and futures
        contracts                                     -         778,198        21,962,955      (540,081,700)
                                          -------------   -------------   ---------------   ---------------
          NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS                        7,055,394      18,689,064      (106,251,514)     (313,900,852)

DISTRIBUTIONS TO SHAREHOLDERS
 (NOTE 2):
      From net investment income             (7,270,488)    (17,765,780)      (54,002,230)      (39,979,033)
      From net realized gains                         -               -      (266,617,010)     (472,891,914)

NET FUND SHARE TRANSACTIONS
 (NOTE 5)                                    21,897,948      59,754,546        41,898,470       313,695,925
                                          -------------   -------------   ---------------   ---------------
        TOTAL INCREASE (DECREASE)
          IN NET ASSETS                      21,682,854      60,677,830      (384,972,284)     (513,075,874)

NET ASSETS:
      Beginning of year                     182,008,495     232,431,318     1,836,095,492     2,180,740,907
                                          -------------   -------------   ---------------   ---------------
      End of year                         $ 203,691,349   $ 293,109,148   $ 1,451,123,208   $ 1,667,665,033
                                          =============   =============   ===============   ===============
      Undistributed net investment
        income (distributions in excess
        of net investment
        income) included in net
        assets at end of the year         $      23,871   $      (4,587)  $       (17,991)  $       (20,651)
                                          =============   =============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                      -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.01            0.04            0.06            0.05            0.05
  Net realized and unrealized gain
     (loss) on investments                                   0.00*          (0.00)*             -               -               -
                                                      -----------     -----------     -----------     -----------     -----------
       Total income from investment operations               0.01            0.04            0.06            0.05            0.05
                                                      -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.01)          (0.04)          (0.06)          (0.05)          (0.05)
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                          $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                      ===========     ===========     ===========     ===========     ===========
TOTAL RETURN@                                                1.29%           3.66%           6.03%           4.78%           5.16%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                     $   192,252     $   203,691     $   182,008     $   200,570     $   178,434
  Net expenses to average daily net assets                   0.52%           0.50%           0.51%           0.50%           0.49%
  Net investment income to average daily net assets          1.27%           3.67%           5.86%           4.68%           5.05%

  * NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS IS LESS THAN $0.01 PER SHARE.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       12/31/02        12/31/01+       12/31/00        12/31/99        12/31/98
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR                    $     12.27     $     12.19     $     11.61     $     12.60     $     12.41
                                                      -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.67            0.74            0.77*           0.75            0.76
  Net realized and unrealized gain
     (loss) on investments                                   0.33            0.20            0.50           (0.98)           0.24
                                                      -----------     -----------     -----------     -----------     -----------
       Total income (loss) from investment
         operations                                          1.00            0.94            1.27           (0.23)           1.00
                                                      -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.70)          (0.86)          (0.69)          (0.76)          (0.75)
  From net realized gains                                   (0.08)              -               -               -           (0.06)
                                                      -----------     -----------     -----------     -----------     -----------
       Total distributions                                  (0.78)          (0.86)          (0.69)          (0.76)          (0.81)
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                          $     12.49     $     12.27     $     12.19     $     11.61     $     12.60
                                                      ===========     ===========     ===========     ===========     ===========
TOTAL RETURN@                                                8.40%           7.89%          11.19%          (1.83)%          8.14%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                     $   386,227     $   293,109     $   232,431     $   239,910     $   254,109
  Net expenses to average daily net assets                   0.47%           0.48%           0.49%           0.50%           0.48%
  Net investment income to average daily net assets          5.51%           5.98%           6.54%           6.19%           6.07%
  Portfolio turnover rate                                      41%             53%             20%             41%             41%

  *  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  + THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.01, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.01 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.11% TO 5.98%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       12/31/02        12/31/01+       12/31/00        12/31/99        12/31/98
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR                    $     14.76     $     19.51     $     23.51     $     25.08     $     24.08
                                                      -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.39            0.47            0.76*           0.84            0.42
  Net realized and unrealized gain
     (loss) on investments                                  (2.08)          (1.69)          (0.73)          (1.13)           2.36
                                                      -----------     -----------     -----------     -----------     -----------
       Total income (loss) from investment
         operations                                         (1.69)          (1.22)           0.03           (0.29)           2.78
                                                      -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.40)          (0.56)          (0.70)          (0.84)          (0.42)
  From net realized gains                                       -           (2.97)          (3.33)          (0.44)          (1.36)
                                                      -----------     -----------     -----------     -----------     -----------
       Total distributions                                  (0.40)          (3.53)          (4.03)          (1.28)          (1.78)
                                                      -----------     -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF YEAR                          $     12.67     $     14.76     $     19.51     $     23.51     $     25.08
                                                      ===========     ===========     ===========     ===========     ===========
TOTAL RETURN@                                              (11.53)%         (5.75)%          0.02%          (1.24)%         13.56%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                     $ 1,048,441     $ 1,451,123     $ 1,836,095     $ 2,636,321     $ 2,814,689
  Net expenses to average daily net assets                   0.42%           0.40%           0.39%           0.38%           0.37%
  Net investment income to average daily net assets          2.80%           2.85%           3.30%           3.34%           3.43%
  Portfolio turnover rate                                      90%             87%            103%             21%             29%

  *  PER SHARE AMOUNT CALCULATED USING THE AVERAGE SHARES METHOD.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  + THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNTS ON DEBT SECUTITIES. THE EFFECT OF THIS CHARGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.003, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.003 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.87% TO 2.85%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       12/31/02        12/31/01        12/31/00        12/31/99        12/31/98
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF YEAR                    $     21.28     $     34.30     $     36.56     $     39.20     $     35.44
                                                      -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.27            0.35            0.53*           0.71            0.72
  Net realized and unrealized gain
     (loss) on investments                                  (4.41)          (5.23)           0.53           (2.21)           5.02
                                                      -----------     -----------     -----------     -----------     -----------
       Total income (loss) from investment
         operations                                         (4.14)          (4.88)           1.06           (1.50)           5.74
                                                      -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.27)          (0.62)          (0.30)          (0.71)          (0.72)
  From net realized gains                                   (0.27)          (7.52)          (3.02)          (0.43)          (1.26)
                                                      -----------     -----------     -----------     -----------     -----------
       Total distributions                                  (0.54)          (8.14)          (3.32)          (1.14)          (1.98)
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                          $     16.60     $     21.28     $     34.30     $     36.56     $     39.20
                                                      ===========     ===========     ===========     ===========     ===========
TOTAL RETURN@                                              (19.55)%        (14.72)%          2.86%          (3.82)%         16.20%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                     $ 1,155,240     $ 1,667,665     $ 2,180,741     $ 2,748,155     $ 2,938,107
  Net expenses to average daily net assets                   0.42%           0.40%           0.40%           0.37%           0.37%
  Net investment income to average daily net assets          1.33%           1.22%           1.47%           1.78%           1.95%
  Portfolio turnover rate                                      67%            101%             69%             16%             14%

  *  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                    PRINCIPAL             MARKET
                                     AMOUNT               VALUE
                                  -------------        -------------
SHORT-TERM INVESTMENTS -- 98.9%

COMMERCIAL PAPER -- 36.1%
Caterpillar Financial
  Services Corp.
  1.300%     01/10/2003           $   1,845,000        $   1,844,401
Caterpillar Financial
  Services Corp.
  1.300%     02/25/2003                 165,000              164,672
CIT Group, Inc.
  1.300%     03/14/2003               1,470,000            1,466,178
The Coca-Cola Co.
  1.260%     01/07/2003                 160,000              159,966
The Coca-Cola Co.
  1.700%     01/17/2003               3,120,000            3,117,643
Du Pont (E.I.)
  de Nemours and Co.
  1.250%     02/07/2003               4,700,000            4,693,962
Estee Lauder
  Companies, Inc.
  1.310%     01/10/2003               2,900,000            2,899,050
Estee Lauder
  Companies, Inc.
  1.330%     01/08/2003               1,345,000            1,344,652
Gannett Co., Inc.
  1.280%     01/07/2003               4,385,000            4,384,065
General Electric
  Capital Corp.
  1.310%     03/31/2003               4,700,000            4,684,779
The Gillette Co.
  1.640%     02/25/2003               1,600,000            1,595,991
The Gillette Co.
  1.710%     01/06/2003               3,395,000            3,394,193
Johnson & Johnson
  1.260%     01/15/2003               2,600,000            2,598,726
Johnson & Johnson
  1.670%     01/27/2003               2,085,000            2,082,485
Marsh & McLennan
  Companies, Inc.
  1.330%     01/24/2003               3,735,000            3,731,826
The McGraw-Hill
  Companies, Inc.
  1.300%     06/09/2003               3,125,000            3,107,057
Nestle Capital Corp.
  1.690%     02/24/2003               1,490,000            1,486,223
PACCAR
  Financial Corp.
  1.800%     01/09/2003               4,200,000            4,198,320
Pfizer, Inc.
  1.290%     01/17/2003                 410,000              409,765
Pfizer, Inc.
  1.290%     01/28/2003               4,045,000            4,041,087
The Procter &
  Gamble Co.
  1.270%     01/14/2003           $   4,745,000        $   4,742,824
South Carolina
  Energy & Gas
  1.370%     02/03/2003               4,700,000            4,694,098
Toyota Motor
  Credit Corp.
  1.300%     01/13/2003               4,800,000            4,797,920
Wisconsin Electric
  Power Co.
  1.310%     01/27/2003               3,755,000            3,751,447
                                                       -------------
                                                          69,391,330
                                                       -------------

DISCOUNT NOTES -- 16.6%
Federal Farm Credit Bank
  1.280%     06/10/2003               3,565,000            3,544,719
Federal Home Loan Bank
  1.220%     01/22/2003               5,430,000            5,426,136
Federal Home Loan Bank
  1.230%     03/21/2003                 365,000              364,015
Federal Home Loan Bank
  1.250%     02/28/2003               5,270,000            5,259,387
Federal Home Loan Bank
  1.265%     02/14/2003               4,525,000            4,518,004
Federal Home Loan Bank
  1.280%     01/03/2003               1,600,000            1,599,886
Federal Home Loan Bank
  1.610%     01/10/2003                 575,000              574,768
Federal Home Loan Bank
  1.680%     01/10/2003                 440,000              439,815
Federal Home Loan Bank
  1.700%     01/31/2003               3,900,000            3,894,475
Federal Home Loan Bank
  1.790%     04/15/2003               1,780,000            1,770,796
Federal Home Loan
  Mortgage Corp.
  1.690%     09/19/2003               2,735,000            2,701,489
Federal National
  Mortgage Association
  1.670%     04/04/2003               1,885,000            1,876,867
                                                       -------------
                                                          31,970,357
                                                       -------------

U.S. TREASURY BILLS -- 46.2%
U.S. Treasury Bill
  1.180%     03/27/2003               7,500,000            7,479,104
U.S. Treasury Bill
  1.185%     03/13/2003               4,245,000            4,235,079
U.S. Treasury Bill
  1.200%     04/24/2003               2,385,000            2,376,017
U.S. Treasury Bill
  1.205%     05/01/2003               4,500,000            4,481,925
U.S. Treasury Bill
  1.210%     05/22/2003           $   4,395,000        $   4,374,171
U.S. Treasury Bill
  1.215%     04/03/2003               4,325,000            4,311,571
U.S. Treasury Bill
  1.365%     04/17/2003               7,780,000            7,748,731
U.S. Treasury Bill
  1.390%     04/10/2003               2,235,000            2,226,457
U.S. Treasury Bill
  1.400%     02/20/2003               4,225,000            4,216,785
U.S. Treasury Bill
  1.420%     02/13/2003               4,575,000            4,567,240
U.S. Treasury Bill
  1.430%     03/20/2003               4,520,000            4,505,995
U.S. Treasury Bill
  1.525%     01/23/2003               5,375,000            5,369,991
U.S. Treasury Bill
  1.540%     01/02/2003               5,760,000            5,759,754
U.S. Treasury Bill
  1.560%     01/30/2003               3,145,000            3,141,047
U.S. Treasury Bill
  1.585%     03/06/2003               5,650,000            5,634,080
U.S. Treasury Bill
  1.630%     02/27/2003               6,000,000            5,984,515
U.S. Treasury Bill
  1.635%     02/06/2003               4,625,000            4,617,438
U.S. Treasury Bill
  1.675%     01/16/2003               7,800,000            7,794,557
                                                       -------------
                                                          88,824,457
                                                       -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)*                                     190,186,144
                                                       -------------

TOTAL INVESTMENTS -- 98.9%

OTHER ASSETS/
(LIABILITIES) -- 1.1%                                      2,065,809
                                                       -------------

NET ASSETS    -- 100.0%                                $ 192,251,953
                                                       =============

NOTES TO PORTFOLIO OF INVESTMENTS
 *   Aggregate cost for Federal tax purposes. (NOTE 7).

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------        -------------
EQUITIES -- 0.3%

AUTOMOTIVE & PARTS
General Motors Corp.
  Series B Convertible
  Preferred                              50,000        $   1,155,000
                                                       -------------

TOTAL EQUITIES
(COST $1,250,000)                                          1,155,000
                                                       -------------

                                    PRINCIPAL
                                     AMOUNT
                                  -------------
BONDS & NOTES -- 95.4%

ASSET BACKED SECURITIES -- 3.1%
America West Airlines,
  Inc. Series 1996-1,
  Class A
  6.850%     07/02/2009           $   1,516,295            1,251,762
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210%     07/01/2032                 925,000              965,930
Metlife Capital Equipment
  Loan Trust Series
  1997-A, Class A
  6.850%     05/20/2008                 315,500              324,720
MMCA Automobile Trust
  Series 2002-3, Class A3
  2.970%     03/15/2007               1,875,000            1,903,069
National City Auto
  Receivables Trust Series
  2002-A, Class A4
  4.830%     08/15/2009               3,000,000            3,172,923
Oakwood Mortgage
  Investors, Inc. Series
  2001-C, Class A2
  5.920%     09/15/2017                 750,000              739,156
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS+
  8.830%     06/26/2032                 302,461              302,272
Railcar Trust Series
  1992-1, Class A
  7.750%     06/01/2004                 422,240              440,325
Travelers Funding Limited
  Series 1A, Class A1+
  6.300%     02/18/2014               1,343,035            1,387,087
Vanderbilt Mortgage and
  Finance, Inc. Series
  2002-C, Class A2
  4.230%     02/07/2015           $   1,475,000        $   1,492,744
                                                       -------------

TOTAL ASSET BACKED
SECURITIES
(Cost $12,085,240)                                        11,979,988
                                                       -------------

CORPORATE DEBT -- 46.3%
AirTouch
  Communications, Inc.
  6.650%     05/01/2008               1,500,000            1,696,871
Albertson's, Inc.
  7.750%     06/15/2026               1,000,000            1,132,248
Alcan Aluminum Limited
  6.250%     11/01/2008                 800,000              898,333
Amerada Hess Corp.
  7.125%     03/15/2033                 900,000              958,922
American Airlines
  Pass-Through
  Trusts Series 1994-A,
  Class A4
  9.780%     11/26/2011               1,426,135              611,027
American General
  Finance Corp.
  5.875%     07/14/2006               1,000,000            1,076,455
Apache Corp.
  6.250%     04/15/2012               1,020,000            1,143,368
ARAMARK Services, Inc.
  8.150%     05/01/2005               1,200,000            1,294,237
Arrow Electronics, Inc.
  8.700%     10/01/2005                 900,000              925,859
AT&T Corp.
  6.375%     03/15/2004               1,000,000            1,025,000
AT&T Corp.
  8.000%     11/15/2031               1,200,000            1,322,680
AT&T Wireless
  Services, Inc.
  7.500%     05/01/2007                 400,000              412,000
Avery-Dennison Corp.
  6.760%     04/15/2005               1,200,000            1,312,723
Avnet, Inc.
  8.000%     11/15/2006                 205,000              196,903
Avnet, Inc.
  8.200%     10/17/2003                 800,000              798,499
Bank of America Corp.
  5.250%     02/01/2007                 500,000              538,453
Bank of America Corp.
  6.625%     06/15/2004               1,000,000            1,066,975
Barrick Gold Corp.
  7.500%     05/01/2007               2,000,000            2,289,798
BHP Finance
  (USA) Limited
  6.420%     03/01/2026           $   2,000,000        $   2,120,260
Boeing Capital Corp.
  7.100%     09/27/2005                 555,000              601,185
Bombardier Capital, Inc.+
  5.625%     05/30/2003                 700,000              679,851
Bombardier Capital, Inc.+
  7.500%     08/15/2004               1,000,000              950,013
Boston Scientific Corp.
  6.625%     03/15/2005               1,000,000            1,074,662
Brascan Corp.
  7.125%     06/15/2012               1,000,000              993,109
Brascan Corp.
  8.125%     12/15/2008                 600,000              654,035
Capitol Records, Inc.+
  8.375%     08/15/2009               2,000,000            2,098,018
Cendant Corp.
  6.875%     08/15/2006                 700,000              726,363
Champion
  International Corp.
  6.400%     02/15/2026               1,500,000            1,625,017
Chevron Phillips
  Chemical Co. LLC
  5.375%     06/15/2007                 750,000              785,969
Cinergy Corp.
  6.250%     09/01/2004               1,000,000            1,034,197
Cingular Wireless
  5.625%     12/15/2006                 200,000              210,273
CIT Group, Inc.
  7.375%     04/02/2007                 600,000              654,125
CIT Group, Inc.
  7.625%     08/16/2005                 375,000              403,444
Clear Channel
  Communications, Inc.
  6.875%     06/15/2018                 500,000              517,186
Clear Channel
  Communications, Inc.
  7.875%     06/15/2005               1,000,000            1,094,818
CNF, Inc.
  8.875%     05/01/2010                 600,000              647,726
The Coca-Cola Co.
  4.000%     06/01/2005               2,500,000            2,617,272
Colonial Pipeline Co.+
  7.630%     04/15/2032                 500,000              596,754
Comcast Cable
  Communications, Inc.
  8.375%     05/01/2007               1,250,000            1,402,454
Computer Associates
  International, Inc.+
  1.625%     12/15/2009                 175,000              170,625

    The accompanying notes are an integral part of the financial statements.

                                    PRINCIPAL             MARKET
                                     AMOUNT               VALUE
                                  -------------        -------------
Computer Sciences Corp.
  6.750%     06/15/2006           $     150,000        $     162,558
ConAgra Foods, Inc.
  7.000%     10/01/2028               1,250,000            1,423,452
Conoco, Inc.
  6.350%     04/15/2009                 500,000              561,632
Conoco, Inc.
  6.950%     04/15/2029               1,000,000            1,133,383
Consolidated Natural
  Gas Co. Series C
  6.250%     11/01/2011                 650,000              703,460
Continental Airlines,
  Inc. Series 1996-2B
  8.560%     07/02/2014                 738,204              520,795
Continental Airlines,
  Inc. Series 1996-B
  7.820%     10/15/2013               1,121,254              790,641
Cooper Industries Limited
  5.250%     07/01/2007               1,500,000            1,565,028
Countrywide Home
  Loans, Inc.
  3.500%     12/19/2005                 750,000              756,653
Countrywide Home
  Loans, Inc.
  5.500%     02/01/2007                 800,000              849,405
Cox Communications, Inc.
  7.750%     11/01/2010               1,395,000            1,588,842
CSX Corp.
  7.250%     05/01/2027               2,000,000            2,183,218
DaimlerChrysler NA
  Holding Corp.
  6.900%     09/01/2004               1,280,000            1,353,162
DaimlerChrysler
  NA Holding Corp.
  7.300%     01/15/2012                 970,000            1,088,485
Dominion Resources, Inc.
  7.820%     09/15/2004               1,000,000            1,071,392
Donnelley (R.R.) &
  Sons Co.
  6.625%     04/15/2029               1,000,000            1,006,707
Dover Corp.
  6.250%     06/01/2008                 750,000              840,913
DPL, Inc.
  8.250%     03/01/2007               1,000,000              966,566
Duke Capital Corp.
  6.750%     02/15/2032                 850,000              665,135
Duke Capital Corp.
  7.500%     10/01/2009                 800,000              813,317
Duke Energy Field
  Services Corp.
  7.875%     08/16/2010                 800,000              846,658
Dynegy Holdings, Inc.
  6.875%     04/01/2011               1,000,000              340,000
Ecolab, Inc.
  6.875%     02/01/2011           $   1,100,000        $   1,198,938
Emerald Investment
  Grade CBO Limited+
  1.967%     05/24/2011               1,000,000              917,500
Enterprise Products
  Operating LP
  7.500%     02/01/2011               1,175,000            1,268,445
Equifax, Inc.+
  4.950%     11/01/2007                 500,000              508,748
ERAC USA Finance Co.+
  6.750%     05/15/2007               2,000,000            2,168,048
FBG Finance Limited+
  7.875%     06/01/2016               1,250,000            1,545,571
First Industrial LP
  7.000%     12/01/2006               1,000,000            1,091,627
FirstEnergy Corp. Series A
  5.500%     11/15/2006                 325,000              326,835
Ford Motor Corp.
  7.450%     07/16/2031               1,296,000            1,127,350
Ford Motor Credit Co.
  5.750%     02/23/2004               2,725,000            2,767,965
Ford Motor Credit Co.
  7.375%     10/28/2009               1,000,000              990,862
General American
  Transportation Corp.
  6.750%     03/01/2006               2,000,000            1,930,552
General Electric
  Capital Corp.
  5.875%     02/15/2012               1,250,000            1,336,359
General Mills, Inc.
  8.900%     06/15/2006               1,000,000            1,185,258
General Motors
  Acceptance Corp.
  6.125%     09/15/2006               2,000,000            2,032,252
General Motors Corp.
  7.200%     01/15/2011               1,600,000            1,606,707
Goodrich (B.F.) Co.
  7.500%     04/15/2008                 900,000              955,995
The Goodyear Tire &
  Rubber Co.
  8.500%     03/15/2007               1,300,000            1,104,624
Hershey Foods Corp.
  7.200%     08/15/2027               1,250,000            1,479,574
Houghton Mifflin Co.
  7.000%     03/01/2006                 550,000              561,000
Household Finance Corp.
  6.375%     10/15/2011               1,710,000            1,787,817
Household Finance Corp.
  6.375%     11/27/2012                 450,000              469,769
Household Finance Corp.
  6.400%     06/17/2008               1,000,000            1,066,338
Household Finance Corp.
  7.625%     05/17/2032                 750,000              839,548
Humana, Inc.
  7.250%     08/01/2006           $     995,000        $   1,068,529
ICI Wilmington, Inc.
  7.050%     09/15/2007                 750,000              812,541
Imcera Group, Inc.
  6.000%     10/15/2003               2,000,000            1,921,306
Interpool, Inc.
  7.350%     08/01/2007                 500,000              452,500
Jefferies Group, Inc.
  7.750%     03/15/2012                 500,000              538,726
Jet Equipment Trust
  Series 1995-A+
  8.235%     11/01/2012               1,558,063              779,032
Kerr-McGee Corp.
  5.375%     04/15/2005               1,035,000            1,091,330
KeySpan Gas East Corp.
  Series MTNA
  6.900%     01/15/2008               1,105,000            1,271,082
Kimco Realty Corp.
  Series MTNB
  7.860%     11/01/2007               1,100,000            1,241,837
Kinder Morgan Energy
  Partners LP
  5.350%     08/15/2007               1,100,000            1,151,047
Koninklijke KPN NV
  8.000%     10/01/2010                 950,000            1,112,521
Kraft Foods, Inc.
  6.500%     11/01/2031                 300,000              329,655
The Kroger Co.
  7.000%     05/01/2018                 500,000              541,791
Lasmo (USA), Inc.
  6.750%     12/15/2007               2,000,000            2,294,130
Leucadia National Corp.
  7.750%     08/15/2013               2,000,000            2,216,818
Liberty Media Corp.
  8.250%     02/01/2030               1,000,000            1,051,728
Lockheed Martin Corp.
  8.500%     12/01/2029                 925,000            1,241,019
Marriott International,
  Inc. Series E
  7.000%     01/15/2008               1,250,000            1,402,214
Marsh & McLennan
  Companies, Inc.
  6.250%     03/15/2012                 500,000              553,090
Marsh & McLennan
  Companies, Inc.
  7.125%     06/15/2009                 750,000              857,017
Masco Corp.
  6.750%     03/15/2006               1,230,000            1,341,458
Meritor Automotive, Inc.
  6.800%     02/15/2009               1,000,000              988,794
Merrill Lynch & Co.,
  Inc. Series B
  4.540%     03/08/2005               2,500,000            2,604,918

    The accompanying notes are an integral part of the financial statements.

                                    PRINCIPAL             MARKET
                                     AMOUNT               VALUE
                                  -------------        -------------
MGM Grand, Inc.
  6.950%     02/01/2005           $     750,000        $     774,212
Millipore Corp.
  7.500%     04/01/2007               1,000,000            1,057,003
Mobil Corp.
  8.625%     08/15/2021               1,000,000            1,337,459
Mohawk Industries,
  Inc. Series D
  7.200%     04/15/2012                 500,000              561,825
Morgan Stanley Dean
  Witter & Co.
  5.625%     01/20/2004               1,300,000            1,352,361
Motorola, Inc.
  6.750%     02/01/2006                 500,000              517,500
National Rural Utilities
  Cooperative
  Finance Corp.
  8.000%     03/01/2032               1,350,000            1,629,411
News America
  Holdings, Inc.
  9.250%     02/01/2013               2,000,000            2,411,536
Norfolk Southern Corp.
  7.050%     05/01/2037               1,000,000            1,121,974
Nortel Networks Limited
  6.125%     02/15/2006                 380,000              254,600
Nucor Corp.+
  4.875%     10/01/2012                 800,000              802,712
Park Place
  Entertainment Corp.
  8.500%     11/15/2006               1,000,000            1,063,171
Pepsi Bottling
  Holdings, Inc.+
  5.625%     02/17/2009                 700,000              762,790
Progress Energy, Inc.
  6.550%     03/01/2004                 775,000              805,475
ProLogis Trust
  7.000%     10/01/2003                 250,000              257,044
Qwest Capital Funding, Inc.
  7.750%     02/15/2031                 500,000              280,000
Qwest Corp.+
  8.875%     03/15/2012                 550,000              533,500
Raytheon Co.
  6.750%     08/15/2007                 500,000              554,434
Raytheon Co.
  7.900%     03/01/2003               1,500,000            1,510,164
Reliant Energy Resources
  Corp. Series B
  8.125%     07/15/2005               1,235,000            1,138,160
Republic Services, Inc.
  7.125%     05/15/2009               1,000,000            1,141,458
Ryder System, Inc.
  6.600%     11/15/2005                 750,000              780,116
Scholastic Corp.
  7.000%     12/15/2003               1,500,000            1,559,616
The Schwab
  (Charles) Corp.
  6.250%     01/23/2003           $   2,000,000        $   2,004,452
Sears, Roebuck
  Acceptance Corp.
  6.500%     12/01/2028                 500,000              401,190
Sears, Roebuck
  Acceptance Corp.
  6.750%     09/15/2005               1,500,000            1,532,421
Simon Property
  Group LP
  7.375%     01/20/2006               1,000,000            1,105,740
Sonoco Products Co.
  6.500%     11/15/2013               1,500,000            1,567,596
Sony Capital Corp.+
  4.950%     11/01/2006               1,500,000            1,595,811
Southern Natural
  Gas Co.
  7.350%     02/15/2031                 800,000              672,000
Sprint Capital Corp.
  6.900%     05/01/2019                 750,000              615,000
Sprint Capital Corp.
  8.375%     03/15/2012                 600,000              597,000
SuperValu, Inc.
  7.875%     08/01/2009               1,500,000            1,648,306
Temple-Inland, Inc
  Series MTND
  8.125%     12/15/2006                 600,000              664,390
Tenet Healthcare Corp.
  6.375%     12/01/2011                 450,000              405,000
Textron Financial Corp.
  Series MTNE
  5.950%     03/15/2004               1,205,000            1,251,642
Thomas & Betts Corp.
  8.250%     01/15/2004               1,500,000            1,491,729
The Thomson Corp.
  6.200%     01/05/2012                 650,000              709,604
Time Warner
  Companies, Inc.
  7.570%     02/01/2024               1,500,000            1,504,902
Times Mirror Co.
  7.450%     10/15/2009               1,300,000            1,542,056
Toro Co.
  7.800%     06/15/2027                 850,000              836,281
TRW, Inc.
  8.750%     05/15/2006               2,000,000            2,285,274
Tyco International
  Group SA
  6.375%     02/15/2006               1,100,000            1,067,000
Tyco International
  Group SA
  6.375%     10/15/2011                 275,000              257,125
Union Oil Co.
  of California
  6.375%     02/01/2004           $     750,000        $     779,787
Union Tank Car Co.
  6.790%     05/01/2010               2,000,000            2,230,158
United Air Lines, Inc.
  Series 91B
  10.110%    02/19/2006                 280,959               22,982
US Airways, Inc. Class B
  7.500%     04/15/2008                 869,681              536,315
Verizon Global
  Funding Corp.
  6.750%     12/01/2005                 800,000              883,926
Verizon Global
  Funding Corp.
  7.375%     09/01/2012                 850,000              977,958
Verizon Global
  Funding Corp.
  7.750%     12/01/2030                 850,000              989,873
Vulcan Materials Co.
  6.000%     04/01/2009                 800,000              867,338
Wells Fargo & Co.
  5.125%     02/15/2007               1,400,000            1,503,620
Weyerhaeuser Co.
  5.500%     03/15/2005               1,100,000            1,151,502
Weyerhaeuser Co.
  5.950%     11/01/2008               1,000,000            1,067,495
The Williams
  Companies, Inc.
  7.875%     09/01/2021                 500,000              315,000
Williams Gas Pipelines
  Central, Inc.+
  7.375%     11/15/2006                 950,000              912,000
WorldCom, Inc.*++
  6.500%     05/15/2004               1,560,000              366,600
WorldCom, Inc.*++
  8.250%     05/15/2031                 425,000               99,875
WPP Finance (USA) Corp.
  6.625%     07/15/2005               1,100,000            1,160,043

TOTAL CORPORATE DEBT
(COST $174,715,720)                                      178,545,386
                                                       -------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS  4.8%

Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100%     08/13/2029               1,366,253            1,502,451
CS First Boston Mortgage
  Securities Corp. Series
  1998-C2, Class A1
  5.960%     11/11/2030                 719,578              773,640

    The accompanying notes are an integral part of the financial statements.

                                    PRINCIPAL             MARKET
                                     AMOUNT               VALUE
                                  -------------        -------------
CS First Boston Mortgage
  Securities Corp.
  Series 2002-H1N,
  Class A+
  8.000%     08/27/2032           $     521,638        $     508,597
GE Capital Commercial
  Mortgage Corp. Series
  2002-1A, Class A1
  5.033%     12/10/2035                 908,860              959,922
GMAC Mortgage Corp.
  Loan Trust Series
  2001-J5, Class A7
  6.750%     11/25/2031               1,500,000            1,566,419
GSR Mortgage Loan
  Trust Series 2002-8F,
  Class 3AA1
  6.500%     09/25/2032               1,819,929            1,869,958
Master Asset Securitization
  Trust Series 2002-6,
  Class 6A1
  6.500%     10/25/2032               1,401,742            1,441,165
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1, Class A1
  6.310%     11/15/2026                 920,579              976,015
Norwest Asset Securities
  Corp. Series 1997-19,
  Class A8
  7.250%     12/25/2027                 501,117              504,870
Residential Accredit Loans,
  Inc. Series 2000-QS8,
  Class A4
  8.000%     07/25/2030               1,500,000            1,557,911
Residential Funding
  Mortgage Securities I
  Series 1997-S7, Class A5
  7.500%     05/25/2027                 580,373              581,355
Residential Funding
  Mortgage Securities I
  Series 1998-S9,
  Class 1A1
  6.500%     04/25/2013                 174,871              178,907
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491%     03/25/2022               1,250,000            1,377,055
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323%     02/18/2034               1,681,462            1,773,300
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B+
  6.920%     02/03/2014           $   1,000,000        $   1,119,170
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750%     03/25/2029                 491,688              502,964
Vendee Mortgage Trust
  Series 1992-1,
  Class 2Z
  7.750%     05/15/2022               1,125,229            1,244,153
                                                       -------------

TOTAL NON-U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (Cost $17,930,802)                                      18,437,852
                                                       -------------

SOVEREIGN DEBT OBLIGATIONS -- 0.1%
United Mexican States
  8.300%     08/15/2031                 500,000              527,500
                                                       -------------

TOTAL SOVEREIGN DEBT OBLIGATIONS
  (Cost $525,175)                                            527,500
                                                       -------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 31.0%

FEDERAL HOME LOAN MORTGAGE
  CORPORATION
(FHLMC) -- 5.8%
COLLATERALIZED MORTGAGE
  Obligations -- 0.3%
FHLMC Series 1460,
  Class H
  7.000%     05/15/2007                 701,367              713,360
FHLMC Series
  W067, Class A
  6.420%     12/01/2005                 323,162              355,150
                                                       -------------

TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS                                     1,068,510
                                                       -------------

PASS-THROUGH SECURITIES -- 5.5%
FHLMC
  5.500%     11/01/2031               3,491,805            3,564,418
FHLMC
  6.000%     09/01/2016               2,506,143            2,623,892
FHLMC
  6.500%     09/01/2016-
             08/01/2032              12,850,716           13,454,575
FHLMC
  7.500%     10/01/2030-
             03/01/2031               1,137,102            1,209,646
FHLMC
  8.000%     03/01/2027                 456,273              491,675
FHLMC
  9.000%     03/01/2017           $      30,308        $      33,299
                                                       -------------

TOTAL PASS-THROUGH SECURITIES                             21,377,505
                                                       -------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                       22,446,015
                                                       -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 14.2%
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 0.1%
FNMA Series 1993-186,
  Class G
  6.250%     03/25/2008                 457,149              461,833
                                                       -------------

PASS-THROUGH SECURITIES -- 14.1%
FNMA
  5.500%     03/01/2017-
             01/01/2032               2,810,341            2,893,694
FNMA
  6.000%     06/01/2016-
             04/01/2032              13,905,144           14,397,710
FNMA
  6.500%     07/01/2016-
             09/01/2032              20,891,292           21,794,551
FNMA
  7.000%     03/01/2031-
             04/01/2031               3,250,201            3,418,705
FNMA
  7.500%     08/01/2029-
             06/01/2031               1,867,492            1,983,511
FNMA
  8.000%     11/01/2029-
             09/01/2031               3,646,693            3,925,422
FNMA
  9.000%     05/01/2009                  88,606               95,962
FNMA TBA
  6.500%     01/01/2033               5,750,000            5,985,394
                                                       -------------

TOTAL PASS-THROUGH SECURITIES                             54,494,949
                                                       -------------

TOTAL FEDERAL NATIONAL MORTAGE
ASSOCIATION (FNMA)                                        54,956,782
                                                       -------------

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (GNMA)  11.0%
PASS-THROUGH SECURITIES
GNMA
  6.000%     02/15/2029-
             08/15/2032               9,061,353            9,448,584
GNMA
  6.500%     05/15/2023-
             09/15/2032              22,488,151           23,645,551
GNMA
  6.625%     11/20/2025-
             11/20/2027                 154,695              159,673

    The accompanying notes are an integral part of the financial statements.

                                    PRINCIPAL             MARKET
                                     AMOUNT               VALUE
                                  -------------        -------------
GNMA
  7.000%     09/15/2023-
             07/15/2032           $   4,597,407        $   4,880,398
GNMA
  7.250%     11/20/2021-
             01/20/2022               1,210,825            1,295,036
GNMA
  7.500%     03/15/2017-
             06/15/2024               1,628,931            1,748,665
GNMA
  8.000%     12/15/2003-
             04/15/2008               1,281,379            1,371,203
                                                       -------------

TOTAL PASS-THROUGH SECURITIES                             42,549,110
                                                       -------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $116,571,233)                                      119,951,907
                                                       -------------

U.S. TREASURY OBLIGATIONS -- 10.1%

U.S. TREASURY BONDS -- 2.0%
U.S. Treasury Bond
  6.125%     08/15/2029           $   3,530,000            4,144,164
U.S. Treasury Bond
  7.500%     11/15/2016               2,700,000            3,530,882
                                                       -------------
                                                           7,675,046
                                                       -------------

U.S. TREASURY NOTES -- 4.3%
U.S. Treasury Note
  2.250%     07/31/2004               2,200,000            2,228,875
U.S. Treasury Note
  4.375%     05/15/2007                 450,000              483,223
U.S. Treasury Note
  5.000%     02/15/2011               7,070,000            7,768,163
U.S. Treasury Note
  5.500%     05/15/2009               4,600,000            5,219,022
U.S. Treasury Note
  5.750%     08/15/2010                 530,000              609,376
U.S. Treasury Note
  6.500%     05/15/2005                  95,000              105,454
U.S. Treasury Note
  6.500%     10/15/2006                 290,000              333,092
                                                       -------------
                                                          16,747,205
                                                       -------------

U.S. TREASURY STRIPS -- 3.8%
U.S. Treasury Strip --
  Principal Only
  0.000%     05/15/2016              28,000,000           14,694,372

TOTAL U.S. TREASURY
  OBLIGATIONS
  (COST $34,068,753)                                      39,116,623
                                                       -------------

TOTAL BONDS & NOTES
(COST $355,896,923)                                      368,559,256
                                                       -------------

LONG-TERM INVESTMENTS
(COST $357,146,923)                                      369,714,256
                                                       -------------

SHORT-TERM INVESTMENTS -- 11.2%

CASH EQUIVALENTS  5.0%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320%     01/30/2003           $     762,189        $     762,189
Barclays
  Eurodollar Time Deposit
  1.320%     02/14/2003                 453,141              453,141
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240%     09/09/2003               2,265,706            2,265,706
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710%     01/10/2003               1,132,853            1,132,853
Canadian Imperial Bank
  of Commerce Bank Note
  1.230%     05/19/2003               1,019,568            1,019,568
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                         1,699,280            1,699,280
General Electric
  Capital Corp.
  1.300%     01/06/2003               1,130,399            1,130,399
Goldman Sachs
  Group, Inc. Medium
  Term Note
  1.320%     03/21/2003                 566,427              566,427
Honda Motor Co.
  Limited Medium
  Term Note
  1.410%     04/08/2003                 113,285              113,285
Merrill Lynch & Co.
  Medium Term Note
  1.330%     11/26/2003                 339,856              339,856
Merrill Lynch & Co.
  Medium Term Note
  1.340%     04/16/2003                 339,856              339,856
Merrimac Money
  Market Fund                         4,304,842            4,304,842
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440%     02/01/2003               1,132,853            1,132,853
Morgan Stanley Dean
  Witter & Co.
  1.390%     05/07/2003                 906,283              906,283
National Bank
  of Commerce
  1.400%     05/23/2003                 566,427              566,427
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310%     01/17/2003           $   1,585,995        $   1,585,995
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330%     01/15/2003                 339,856              339,856
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720%     01/16/2003                 453,141              453,141
                                                       -------------
                                                          19,111,957
                                                       -------------

COMMERCIAL PAPER -- 6.2%
BellSouth Corp.
  1.320%     01/02/2003               4,365,000            4,364,840
Caterpillar Financial
  Services Corp.
  1.350%     01/07/2003               4,185,000            4,184,058
DaimlerChrysler NA Holding Corp.
  1.670%     01/03/2003               1,315,000            1,314,878
ITT Industries, Inc.
  1.550%     01/06/2003               6,160,000            6,158,674
Safeway, Inc.
  1.450%     01/09/2003               5,630,000            5,628,186
Toyota Motor Credit Corp.
  1.260%     01/13/2003               2,475,000            2,473,960
                                                       -------------
                                                          24,124,596
                                                       -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                       43,236,553
                                                       -------------

TOTAL INVESTMENTS -- 106.9%
(COST $400,383,476)***                                   412,950,809

OTHER ASSETS/
(LIABILITIES) -- (6.9%)                                  (26,723,519)
                                                       -------------

NET ASSETS -- 100.0%                                   $ 386,227,290
                                                       =============

NOTES TO PORTFOLIO OF INVESTMENTS
 TBA - To be announced
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes.
     (NOTE 7).
 + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++  Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------        -------------
EQUITIES -- 60.5%

ADVERTISING -- 0.1%
Omnicom Group, Inc.                      12,500        $     807,500
                                                       -------------

AEROSPACE & DEFENSE -- 1.4%
Boeing Co.                               64,700            2,134,453
General Dynamics Corp.                   15,500            1,230,235
Goodrich Corp.                            7,900              144,728
Honeywell
  International, Inc.                    63,387            1,521,288
Lockheed Martin Corp.                    43,000            2,483,250
Northrop Grumman Corp.                   23,967            2,324,799
Raytheon Co.                             18,900              581,175
Rockwell Collins, Inc.                   70,200            1,632,852
United Technologies Corp.                37,100            2,297,974
                                                       -------------
                                                          14,350,754
                                                       -------------

AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                   60,900              846,510
                                                       -------------

APPAREL, TEXTILES & SHOES -- 0.8%
The Gap, Inc.                            68,200            1,058,464
Jones Apparel Group, Inc.*               40,400            1,431,776
Limited Brands                           41,100              572,523
Liz Claiborne, Inc.                      48,900            1,449,885
Nike, Inc. Cl. B                         22,400              996,128
Nordstrom, Inc.                          10,800              204,876
Reebok
  International Limited*                 54,368            1,598,419
VF Corp.                                 44,000            1,586,200
                                                       -------------
                                                           8,898,271
                                                       -------------

AUTOMOTIVE & PARTS -- 0.4%
Cooper Tire & Rubber Co.                  4,900               75,166
Dana Corp.                               11,800              138,768
Delphi Corp.                             44,000              354,200
Ford Motor Co.                          103,709              964,494
General Motors Corp.                     28,800            1,061,568
The Goodyear Tire &
  Rubber Co.                             10,400               70,824
Paccar, Inc.                             31,750            1,464,627
                                                       -------------
                                                           4,129,647
                                                       -------------

BANKING, SAVINGS & LOANS -- 7.6%
AmSouth Bancorp.                         28,300              543,360
Bank of America Corp.                   155,700           10,832,049
Bank One Corp.                           90,600            3,311,430
BB&T Corp.                               36,200            1,339,038
Capital One Financial Corp.              17,500              520,100
Charter One Financial, Inc.              24,160              694,117
Citigroup, Inc.                         397,385           13,983,978
Fannie Mae                               78,100        $   5,024,173
Fifth Third Bancorp                         366               21,429
First Tennessee
  National Corp.                         19,900              715,206
FleetBoston Financial Corp.              49,400            1,200,420
Freddie Mac                              73,300            4,328,365
Golden West Financial Corp.              20,700            1,486,467
J.P. Morgan Chase & Co.                 159,582            3,829,968
KeyCorp                                  33,400              839,676
Marshall and Ilsley Corp.                16,600              454,508
Mellon Financial Corp.                   34,300              895,573
National City Corp.                      48,300            1,319,556
North Fork
  Bancorporation, Inc.                   12,800              431,872
Providian Financial Corp.*              257,500            1,671,175
Regions Financial Corp.                  22,700              757,272
SLM Corp.                                11,800            1,225,548
SouthTrust Corp.                         27,400              680,890
State Street Corp.                       15,300              596,700
SunTrust Banks, Inc.                     22,100            1,257,932
Synovus Financial Corp.                  23,300              452,020
U.S. Bancorp                            201,800            4,282,196
Union Planters Corp.                     52,300            1,471,722
Wachovia Corp.                          140,200            5,108,888
Washington Mutual, Inc.                 102,050            3,523,786
Wells Fargo & Co.                       133,500            6,257,145
Zions Bancorp                             7,200              283,313
                                                       -------------
                                                          79,339,872
                                                       -------------

BEVERAGES -- 1.6%
Anheuser-Busch
  Companies, Inc.                        71,100            3,441,240
Brown-Forman Corp. Cl. B                  5,300              346,408
The Coca-Cola Co.                       137,600            6,029,632
Coca-Cola Enterprises, Inc.              34,600              751,512
Coors (Adolph) Co. Cl. B                  2,800              171,500
The Pepsi Bottling
  Group, Inc.                            22,400              575,680
PepsiCo, Inc.                           140,510            5,932,332
                                                       -------------
                                                          17,248,304
                                                       -------------

BROADCASTING, PUBLISHING &
  PRINTING -- 2.1%
American Greetings
  Corp. Cl. A*                            5,200               82,160
AOL Time Warner, Inc.                   357,406            4,682,019
Clear Channel
  Communications, Inc.*                  48,000            1,789,920
Comcast Corp. Cl. A*                    179,872            4,239,583
Dow Jones & Co., Inc.                     3,900              168,597
  Gannett Co., Inc.                      21,000            1,507,800
Knight Ridder, Inc.                       3,900              246,675
The McGraw-Hill
  Companies, Inc.                        17,700        $   1,069,788
Meredith Corp.                           17,600              723,536
New York Times Co. Cl. A                 11,900              544,187
Tribune Co.                              23,800            1,081,948
Viacom, Inc. Cl. B*                     138,300            5,637,108
                                                       -------------
                                                          21,773,321
                                                       -------------

BUILDING MATERIALS & CONSTRUCTION
 -- 0.1%
Louisiana-Pacific Corp.*                  8,500               68,510
Masco Corp.                              34,800              732,540
                                                       -------------
                                                             801,050
                                                       -------------

CHEMICALS -- 1.0%
Air Products &
  Chemicals, Inc.                        17,200              735,300
Ashland, Inc.                             5,500              156,915
Dow Chemical Co.                         71,400            2,120,580
Du Pont (E.I.) de
  Nemours & Co.                          78,000            3,307,200
Eastman Chemical Co.                      7,300              268,421
Engelhard Corp.                          13,500              301,725
Great Lakes Chemical Corp.                4,000               95,520
International Flavors &
  Fragrances, Inc.                        7,500              263,250
Monsanto Co.                             37,700              725,725
PPG Industries, Inc.                     14,900              747,235
Praxair, Inc.                            12,400              716,348
Rohm & Haas Co.                          17,400              565,152
                                                       -------------
                                                          10,003,371
                                                       -------------

COMMERCIAL SERVICES -- 0.8%
Allied Waste
  Industries, Inc.*                      18,600              186,000
Apollo Group, Inc. Cl. A*                37,000            1,628,000
Block (H&R), Inc.                        14,200              570,840
Cintas Corp.                              8,000              366,000
Concord EFS, Inc.*                       44,600              702,004
Convergys Corp.*                          8,200              124,230
Donnelley (R.R.) & Sons Co.               7,800              169,806
eBay, Inc.*                              24,000            1,627,680
Equifax, Inc.                             9,900              229,086
Fluor Corp.                               7,100              198,800
Moody's Corp.                            12,200              503,738
Paychex, Inc.                            17,800              496,620
Quintiles
  Transnational Corp.*                    8,600              104,060
Ryder System, Inc.                        4,900              109,956
Waste Management, Inc.                   57,600            1,320,192
                                                       -------------
                                                           8,337,012
                                                       -------------

    The accompanying notes are an integral part of the financial statements.

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------        -------------
COMMUNICATIONS -- 1.2%
Andrew Corp.*                             6,300        $      64,764
Ciena Corp.*                            146,000              750,440
Network Appliance, Inc.*                 38,200              382,000
Nextel Communications,
  Inc. Cl. A*                            73,000              843,150
Qualcomm, Inc.*                          79,400            2,889,366
SBC Communications, Inc.                261,036            7,076,686
Scientific-Atlanta, Inc.                 12,300              145,878
Tellabs, Inc.*                          104,400              758,988
                                                       -------------
                                                          12,911,272
                                                       -------------

COMMUNICATIONS EQUIPMENT -- 0.1%
Motorola, Inc.                          181,300            1,568,245
                                                       -------------

COMPUTER INTEGRATED SYSTEMS
  DESIGN -- 0.2%
Autodesk, Inc.                            9,800              140,140
Computer Sciences Corp.*                 13,500              465,075
Sun Microsystems, Inc.*                 255,800              795,538
Teradyne, Inc.*                          14,300              186,043
Unisys Corp.*                            25,800              255,420
                                                       -------------
                                                           1,842,216
                                                       -------------

COMPUTER PROGRAMMING SERVICES
  -- 0.0%
Mercury Interactive Corp.*                7,400              219,410
                                                       -------------

COMPUTERS & INFORMATION -- 1.8%
Apple Computer, Inc.*                    36,000              515,880
Cisco Systems, Inc.*                    576,694            7,554,691
Comverse Technology, Inc.*               14,700              147,294
Dell Computer Corp.*                    265,200            7,091,448
EMC Corp.*                              178,500            1,095,990
International
  Game Technology*                        5,700              432,744
Jabil Circuit, Inc.*                     15,600              279,552
Lexmark
  International, Inc.*                   22,700            1,373,350
Solectron Corp.*                         66,100              234,655
Symbol Technologies, Inc.                18,000              147,960
                                                       -------------
                                                          18,873,564
                                                       -------------

COMPUTERS & OFFICE
  EQUIPMENT -- 1.7%
Electronic Data
  Systems Corp.                          37,600              692,968
Hewlett-Packard Co.                     311,762            5,412,188
International Business
  Machines Corp.                        134,200           10,400,500
Pitney Bowes, Inc.                       18,800              614,008
Xerox Corp.*                             56,400              454,020
                                                       -------------
                                                          17,573,684
                                                       -------------

CONTAINERS -- 0.2%
Ball Corp.                                4,600        $     235,474
Bemis Co., Inc.                          15,100              749,413
Pactiv Corp.*                            37,000              808,820
Sealed Air Corp.*                         6,600              246,180
Temple-Inland, Inc.                       2,500              112,025
                                                       -------------
                                                           2,151,912
                                                       -------------

COSMETICS & PERSONAL CARE -- 1.6%
Alberto-Culver Co. Cl. B                  4,500              226,800
Avon Products, Inc.                      18,000              969,660
Colgate-Palmolive Co.                    42,800            2,244,004
The Gillette Co.                         85,100            2,583,636
Kimberly-Clark Corp.                     42,800            2,031,716
The Procter & Gamble Co.                101,952            8,761,755
                                                       -------------
                                                          16,817,571
                                                       -------------

DATA PROCESSING & PREPARATION
  -- 0.5%
Automatic Data
  Processing, Inc.                       48,800            1,915,400
Deluxe Corp.                             26,800            1,128,280
First Data Corp.                         59,900            2,121,059
Fiserv, Inc.*                            14,800              502,460
NCR Corp.*                                4,700              111,578
                                                       -------------
                                                           5,778,777
                                                       -------------

ELECTRIC UTILITIES -- 1.4%
Ameren Corp.                             10,900              453,113
Calpine Corp.*                           25,600               83,456
CenterPoint Energy, Inc.                 56,300              478,550
Consolidated Edison, Inc.                16,100              689,402
Constellation Energy
  Group, Inc.                            11,400              317,148
Dominion Resources, Inc.                 23,900            1,312,110
DTE Energy Co.                           11,300              524,320
Duke Energy Corp.                        41,800              816,772
Edison International*                    25,700              304,545
Entergy Corp.                            23,600            1,075,924
Exelon Corp.                             42,500            2,242,725
FirstEnergy Corp.                        22,500              741,825
FPL Group, Inc.                          13,600              817,768
NiSource, Inc.                           16,100              322,000
PG&E Corp.*                              29,800              414,220
Pinnacle West Capital Corp.               5,700              194,313
PPL Corp.                                12,800              443,904
Progress Energy, Inc.                    16,900              732,615
Public Service Enterprise
  Group, Inc.                            16,200              520,020
Southern Co.                             56,000            1,589,840
Teco Energy, Inc.                        10,900              168,623
TXU Corp.                                21,900              409,092
                                                       -------------
                                                          14,652,285
                                                       -------------

ELECTRICAL EQUIPMENT &
  ELECTRONICS -- 3.4%
Altera Corp.*                            32,200        $     397,026
American Power
  Conversion Corp.*                     101,300            1,534,695
Analog Devices, Inc.*                    17,400              415,338
Applied Micro
  Circuits Corp.*                        22,200               81,918
Emerson Electric Co.                     33,000            1,678,050
General Electric Co.                    679,700           16,550,695
Intel Corp.                             523,200            8,146,224
JDS Uniphase Corp.*                     107,200              264,784
Johnson Controls, Inc.                    7,000              561,190
Linear Technology Corp.                  14,900              383,228
LSI Logic Corp.*                         26,900              155,213
Micron Technology, Inc.*                 28,500              277,590
Molex, Inc.                              15,100              347,904
Novellus Systems, Inc.*                  11,200              314,496
PMC-Sierra, Inc.*                         8,600               47,816
Power-One, Inc.*                        141,700              803,439
Qlogic Corp.*                            21,200              731,612
Rockwell Automation, Inc.                14,600              302,366
Texas Instruments, Inc.                 136,100            2,042,861
Xilinx, Inc.*                            26,600              547,960
                                                       -------------
                                                          35,584,405
                                                       -------------

ENERGY -- 3.5%

Amerada Hess Corp.                       12,300              677,115
Anadarko Petroleum Corp.                 20,200              967,580
Apache Corp.                             10,630              605,804
BJ Services Co.*                         13,600              439,416
Burlington Resources, Inc.               16,100              686,665
ChevronTexaco Corp.                      50,392            3,350,060
ConocoPhillips                           53,054            2,567,283
Devon Energy Corp.                       12,300              564,570
El Paso Corp.                            50,795              353,533
EOG Resources, Inc.                       5,400              215,568
Exxon Mobil Corp.                       532,498           18,605,480
Halliburton Co.                          80,600            1,508,026
Kerr-McGee Corp.                          4,800              212,640
KeySpan Corp.                            10,700              377,068
Kinder Morgan, Inc.                       8,700              367,749
Marathon Oil Corp.                       25,000              532,250
Nabors Industries Limited*               14,900              525,523
Nicor, Inc.                               3,600              122,508
Noble Corp.*                             12,400              435,860
Occidental Petroleum Corp.               51,100            1,453,795
Peoples Energy Corp.                      2,800              108,220
Rowan Companies, Inc.                     7,400              167,980
Sempra Energy                            18,000              425,700
Transocean, Inc.                         33,800              784,160
Unocal Corp.                             18,200              556,556
Xcel Energy, Inc.                        31,300              344,300
                                                       -------------
                                                          36,955,409
                                                       -------------

    The accompanying notes are an integral part of the financial statements.

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------        -------------
ENTERTAINMENT & LEISURE -- 0.5%
Brunswick Corp.                           5,000        $      99,300
Carnival Corp.                           77,400            1,931,130
The Walt Disney Co.                      96,600            1,575,546
Harrah's
  Entertainment, Inc.*                   37,300            1,477,080
                                                       -------------
                                                           5,083,056
                                                       -------------

FINANCIAL SERVICES -- 1.7%
American Express Co.                    105,400            3,725,890
Bear Stearns
  Companies, Inc.                        25,900            1,538,460
Countrywide Financial Corp.              31,100            1,606,315
Franklin Resources, Inc.                 20,400              695,232
The Goldman Sachs
  Group, Inc.                            22,700            1,545,870
Household International, Inc.            35,900              998,379
Huntington Bancshares, Inc.              19,200              359,232
MBNA Corp.                               98,050            1,864,911
Merrill Lynch & Co., Inc.                67,900            2,576,805
Morgan Stanley                           21,600              862,272
PNC Financial Services
  Group, Inc.                            22,100              925,990
Simon Property Group, Inc.               18,400              626,888
                                                       -------------
                                                          17,326,244
                                                       -------------

FOODS -- 1.0%
Archer-Daniels-Midland Co.               51,135              634,074
Campbell Soup Co.                        32,300              758,081
ConAgra Foods, Inc.                      42,200            1,055,422
Del Monte Foods Co.*                      7,368               56,734
Heinz (H. J.) Co.                        16,500              542,355
Hershey Foods Corp.                      10,900              735,096
Kellogg Co.                              30,600            1,048,662
The Kroger Co.*                          63,300              977,985
Safeway, Inc.*                           37,500              876,000
Sara Lee Corp.                           80,100            1,803,051
Starbucks Corp.*                         30,500              621,590
SuperValu, Inc.                          14,600              241,046
Sysco Corp.                              31,300              932,427
Wrigley (Wm.) Jr. Co.                    10,600              581,728
                                                       -------------
                                                          10,864,251
                                                       -------------

FOREST PRODUCTS & PAPER -- 0.2%
Boise Cascade Corp.                       4,400              110,968
Georgia-Pacific Corp.                    15,000              242,400
International Paper Co.                  36,800            1,286,896
Plum Creek Timber Co., Inc.              14,500              342,200
                                                       -------------
                                                           1,982,464
                                                       -------------

HEALTHCARE -- 0.6%
HCA, Inc.                                40,000        $   1,660,000
Health Management
  Associates, Inc. Cl. A                 16,900              302,510
Healthsouth Corp.*                       30,700              128,940
Humana, Inc.*                            13,000              130,000
Manor Care, Inc.*                         8,400              156,324
Tenet Healthcare Corp.*                  38,400              629,760
UnitedHealth Group, Inc.                 29,300            2,446,550
Wellpoint Health
  Networks, Inc.*                        14,500            1,031,820
                                                       -------------
                                                           6,485,904
                                                       -------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Centex Corp.                             13,000              652,600
KB Home                                  23,700            1,015,545
Maytag Corp.                              4,100              116,850
Pulte Homes, Inc.                        23,500            1,124,945
Whirlpool Corp.                           4,600              240,212
                                                       -------------
                                                           3,150,152
                                                       -------------

HOUSEHOLD PRODUCTS -- 0.4%
Black & Decker Corp.                     22,600              969,314
The Clorox Co.                           33,200            1,369,500
Fortune Brands, Inc.                     12,200              567,422
Newell Rubbermaid, Inc.                  13,800              418,554
Sherwin-Williams Co.                     28,000              791,000
Snap-On, Inc.                             1,900               53,409
The Stanley Works                         2,900              100,282
                                                       -------------
                                                           4,269,481
                                                       -------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                     9,600              494,880
                                                       -------------

INDUSTRIAL - DIVERSIFIED -- 1.1%
3M Co.                                   30,300            3,735,990
Cooper Industries
  Limited Cl. A                           7,300              266,085
Danaher Corp.                            10,900              716,130
Eaton Corp.                              10,000              781,100
Illinois Tool Works, Inc.                14,500              940,470
ITT Industries, Inc.                     24,500            1,486,905
McDermott
  International, Inc.*                    5,000               21,900
Textron, Inc.                            10,900              468,591
Tyco International Limited              156,531            2,673,549
                                                       -------------
                                                          11,090,720
                                                       -------------

INFORMATION RETRIEVAL
 SERVICES -- 0.1%
Yahoo!, Inc.*                            48,000              784,800
                                                       -------------

INSURANCE -- 3.2%

ACE Limited                              20,600        $     604,404
Aetna, Inc.                              10,800              444,096
AFLAC, Inc.                              39,100            1,177,692
Allstate Corp.                           74,500            2,755,755
Ambac Financial Group, Inc.              11,500              646,760
American International
  Group, Inc.                           163,715            9,470,913
Anthem, Inc.*                            21,200            1,333,480
Aon Corp.                                21,500              406,135
Cigna Corp.                              11,300              464,656
Cincinnati Financial Corp.               12,500              469,375
The Hartford Financial
  Services Group, Inc.                   19,700              894,971
Jefferson-Pilot Corp.                    12,200              464,942
John Hancock Financial
  Services, Inc.                         22,800              636,120
Lincoln National Corp.                   14,200              448,436
Loews Corp.                              14,700              653,562
Marsh & McLennan
  Companies, Inc.                        26,400            1,219,944
MBIA, Inc.                               34,550            1,515,363
Metlife, Inc.                            88,300            2,387,632
MGIC Investment Corp.                    11,300              466,690
Principal Financial
  Group, Inc.                            28,600              861,718
Progressive Corp.                        17,700              878,451
Prudential Financial, Inc.               59,200            1,879,008
Safeco Corp.                             10,200              353,634
Torchmark Corp.                           9,600              350,688
Travelers Property Casualty
  Corp. Cl. B*                          102,100            1,495,765
UnumProvident Corp.                      19,100              335,014
XL Capital Limited Cl. A                  6,400              494,400
                                                       -------------
                                                          33,109,604
                                                       -------------

LODGING -- 0.1%
Hilton Hotels Corp.                      31,800              404,178
Marriott International,
  Inc. Cl. A                             19,000              624,530
                                                       -------------
                                                           1,028,708
                                                       -------------

MACHINERY & COMPONENTS -- 0.4%
Baker Hughes, Inc.                       31,700            1,020,423
Caterpillar, Inc.                        27,100            1,239,012
Deere & Co.                              24,400            1,118,740
Ingersoll-Rand Co. Cl. A                 16,100              693,266
Pall Corp.                                9,800              163,464
Parker-Hannifin Corp.                     9,200              424,396
                                                       -------------
                                                           4,659,301
                                                       -------------

    The accompanying notes are an integral part of the financial statements.

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------        -------------
MANUFACTURING -- 0.2%
American Standard
  Companies, Inc.*                        5,600        $     398,384
Applied Materials, Inc.*                133,200            1,735,596
Avery Dennison Corp.                      7,600              464,208
                                                       -------------
                                                           2,598,188
                                                       -------------

MEDICAL SUPPLIES -- 1.4%
Agilent Technologies, Inc.*              44,700              802,812
Allergan, Inc.                           10,200              587,724
Applied Biosystems
  Group-Applera Corp.                    16,200              284,148
Bard (C.R.), Inc.                        26,800            1,554,400
Bausch & Lomb, Inc.                       4,200              151,200
Baxter International, Inc.               48,800            1,366,400
Becton, Dickinson & Co.                  20,300              623,007
Biomet, Inc.                             22,900              656,314
Boston Scientific Corp.*                 30,200            1,284,104
Guidant Corp.*                           48,800            1,505,480
Medtronic, Inc.                          38,700            1,764,720
St. Jude Medical, Inc.*                  19,300              766,596
Stryker Corp.                            15,500            1,040,360
Tektronix, Inc.*                          7,000              127,330
Thermo Electron Corp.*                   42,200              849,064
Waters Corp.*                            10,300              224,334
Zimmer Holdings, Inc.*                   15,300              635,256
                                                       -------------
                                                          14,223,249
                                                       -------------

METALS & MINING -- 0.5%
Alcoa, Inc.                              64,400            1,467,032
Crane Co.                                 4,400               87,692
Freeport-McMoran
  Copper & Gold, Inc. Cl. B*              5,500               92,290
Newmont Mining Corp.                     18,400              534,152
Nucor Corp.                               5,500              227,150
Phelps Dodge Corp.*                       6,600              208,890
United States Steel Corp.               112,000            1,469,440
Worthington
  Industries, Inc.                       42,600              649,224
                                                       -------------
                                                           4,735,870
                                                       -------------

PHARMACEUTICALS -- 6.6%
Abbott Laboratories                     123,100            4,924,000
AmerisourceBergen Corp.                  23,300            1,265,423
Amgen, Inc.*                            103,208            4,989,075
Biogen, Inc.*                            19,500              781,170
Bristol-Myers Squibb Co.                156,700            3,627,605
Cardinal Health, Inc.                    35,400            2,095,326
Chiron Corp.*                            14,300              537,680
Eli Lilly & Co.                          48,600            3,086,100
Forest Laboratories,
  Inc. Cl. A*                            14,200            1,394,724
Johnson & Johnson                       236,220           12,687,376
King Pharmaceuticals, Inc.*             39,700         $     682,443
McKesson Corp.                           13,700              370,311
Medimmune, Inc.*                         11,900              323,323
Merck & Co., Inc.                       177,600           10,053,936
Pfizer, Inc.                            406,400           12,423,648
Pharmacia Corp.                         104,088            4,350,878
Schering-Plough Corp.                   117,900            2,617,380
Sigma-Aldrich Corp.                       6,000              292,200
Watson
  Pharmaceutical, Inc.*                   8,500              240,295
Wyeth                                    62,700            2,344,980
                                                       -------------
                                                          69,087,873
                                                       -------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                        28,400              995,136
                                                       -------------

PREPACKAGED SOFTWARE -- 3.2%
Adobe Systems, Inc.                      21,700              538,182
BMC Software, Inc.*                      19,000              325,090
Compuware Corp.*                        304,300            1,460,640
Electronic Arts, Inc.*                    8,200              408,114
Intuit, Inc.*                            16,000              750,720
Microsoft Corp.*                        426,831           22,067,163
Novell, Inc.*                            28,600               95,524
Oracle Corp.*                           430,660            4,651,128
Peoplesoft, Inc.*                        48,100              880,230
Rational Software Corp.*                 15,300              158,967
Siebel Systems, Inc.*                    37,700              278,980
SunGard Data
  Systems, Inc.*                         50,400            1,187,424
Veritas Software Corp.*                  32,289              504,354
                                                       -------------
                                                          33,306,516
                                                       -------------

REAL ESTATE -- 0.1%
Equity Office
  Properties Trust                       32,900              821,842
Equity Residential                       19,700              484,226
                                                       -------------
                                                           1,306,068
                                                       -------------

RESTAURANTS -- 0.2%
Darden Restaurants, Inc.                 13,550              277,098
McDonald's Corp.                         60,300              969,624
Wendy's International, Inc.               9,100              246,337
Yum! Brands, Inc.*                       23,400              566,748
                                                       -------------
                                                           2,059,807
                                                       -------------

RETAIL -- 3.6%
AutoZone, Inc.*                          10,100              713,565
Bed Bath & Beyond, Inc.*                 21,800              752,754
Best Buy Co., Inc.*                      25,250              609,788
Big Lots, Inc.*                           9,200              121,716
Circuit City Stores, Inc.                16,600              123,172
Costco Wholesale Corp.*                  35,800            1,004,548
CVS Corp.                                41,300        $   1,031,261
Dillards, Inc. Cl. A                      6,700              106,262
Dollar General Corp.                     26,600              317,870
Family Dollar Stores, Inc.               13,700              427,577
Federated Department
  Stores, Inc.*                          48,900            1,406,364
The Home Depot, Inc.                    189,400            4,538,024
J.C. Penney Company, Inc.                21,000              483,210
Kohl's Corp.*                            26,400            1,477,080
Lowe's Companies, Inc.                   61,600            2,310,000
The May Department
  Stores Co.                             24,200              556,116
Office Depot, Inc.*                      99,600            1,470,096
RadioShack Corp.                         14,100              264,234
Sears, Roebuck and Co.                   25,000              598,750
Staples, Inc.*                           78,800            1,442,040
Target Corp.                             71,200            2,136,000
TJX Companies, Inc.                      40,800              796,416
Toys R Us, Inc.*                         16,100              161,000
Wal-Mart Stores, Inc.                   299,360           15,120,674
                                                       -------------
                                                          37,968,517
                                                       -------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                        31,100              692,286
Winn-Dixie Stores, Inc.                  11,100              169,608
                                                       -------------
                                                             861,894
                                                       -------------

TELEPHONE UTILITIES -- 1.7%
Alltel Corp.                             24,300            1,239,300
AT&T Corp.                               64,280            1,678,351
AT&T Wireless
  Services, Inc.*                       215,700            1,218,705
BellSouth Corp.                         147,100            3,805,477
CenturyTel, Inc.                         10,700              314,366
Sprint Corp. (FON Group)                 71,600            1,036,768
Sprint Corp. (PCS Group)*                48,000              210,240
Verizon
  Communications, Inc.                  214,268            8,302,885
                                                       -------------
                                                          17,806,092
                                                       -------------

TOBACCO -- 0.7%
Philip Morris
  Companies, Inc.                       166,600            6,752,298
UST, Inc.                                12,600              421,218
                                                       -------------
                                                           7,173,516
                                                       -------------
TOYS, GAMES -- 0.0%
Mattel, Inc.                             22,300              427,045
                                                       -------------

TRANSPORTATION -- 0.9%
Burlington Northern
  Santa Fe Corp.                         30,000              780,300
CSX Corp.                                52,100            1,474,951

    The accompanying notes are an integral part of the financial statements.

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------        -------------
FedEx Corp.                              39,200        $   2,125,424
Norfolk Southern Corp.                   29,200              583,708
Union Pacific Corp.                      25,900            1,550,633
United Parcel Service,
  Inc. Cl. B                             45,000            2,838,600
                                                       -------------
                                                           9,353,616
                                                       -------------

TRAVEL -- 0.0%
Sabre Holdings Corp.*                    11,200              202,832
                                                       -------------

TOTAL EQUITIES
(COST $627,187,621)                                      633,900,146
                                                       -------------

RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technology*+                     21,700                   --
                                                       -------------

TOTAL RIGHTS
(COST $0)                                                         --
                                                       -------------

                                    PRINCIPAL
                                     AMOUNT
                                  ------------
BONDS & NOTES -- 30.0%

ASSET BACKED SECURITIES -- 1.2%
America West Airlines, Inc.
  Series 1996-1, Class A
  6.850%     07/02/2009            $  3,682,432            3,039,995
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210%     07/01/2032               1,900,000            1,984,073
Metlife Capital Equipment
  Loan Trust Series
  1997-A, Class A
  6.850%     05/20/2008                 788,750              811,800
National City Auto
  Receivables Trust
  Series 2002-A, Class A4
  4.830%     08/15/2009               1,500,000            1,586,461
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS++
  8.830%     06/26/2032                 423,445              423,180
Railcar Trust
  Series 1992-1, Class A
  7.750%     06/01/2004                 382,127              398,494
Travelers Funding Limited
  Series 1A, Class A1++
  6.300%     02/18/2014               3,261,657            3,368,640
Vanderbilt Mortgage
  and Finance, Inc.
  Series 2002-C, Class A2
  4.230%     02/07/2015            $ 1,250,000         $   1,265,037
                                                       -------------

TOTAL ASSET BACKED
SECURITIES
(COST $13,241,212)                                        12,877,680
                                                       -------------

CORPORATE DEBT 12.9%
Amerada Hess Corp.
  7.125%     03/15/2033               1,000,000            1,065,469
American Airlines
  Pass-Through Trusts
  Series 1994-A, Class A4
  9.780%     11/26/2011               3,565,333            1,527,567
AOL Time Warner, Inc.
  5.625%     05/01/2005               2,040,000            2,086,077
ARAMARK Services, Inc.
  8.150%     05/01/2005                 750,000              808,898
Arrow Electronics, Inc.
  8.700%     10/01/2005               2,000,000            2,057,464
AT&T Corp.
  8.000%     11/15/2031                 900,000              992,010
AT&T Wireless
  Services, Inc.
  7.500%     05/01/2007                 400,000              412,000
Avnet, Inc.
  8.000%     11/15/2006                 545,000              523,475
Avnet, Inc.
  8.200%     10/17/2003               2,400,000            2,395,498
Bombardier
  Capital, Inc.++
  5.625%     05/30/2003               1,100,000            1,068,338
Brascan Corp.
  8.125%     12/15/2008                 990,000            1,079,158
Champion
  International Corp.
  6.400%     02/15/2026               1,000,000            1,083,345
Cinergy Corp.
  6.250%     09/01/2004               2,000,000            2,068,394
CIT Group, Inc.
  7.375%     04/02/2007                 900,000              981,188
CIT Group, Inc.
  7.625%     08/16/2005                 550,000              591,719
Colonial Pipeline Co.++
  7.630%     04/15/2032                 750,000              895,132
Comcast Cable
  Communications, Inc.
  8.375%     05/01/2007               2,500,000            2,804,907
Conoco, Inc.
  6.950%     04/15/2029               1,500,000            1,700,074
Continental Airlines, Inc.
  Series 1996-2B
  8.560%     07/02/2014               1,291,856              911,392
Continental Airlines, Inc.
  Series 1996-B
  7.820%    10/15/2013             $  1,494,998        $   1,054,183
Cox
  Communications, Inc.
  7.750%     11/01/2010               1,500,000            1,708,432
CSX Corp.
  7.250%     05/01/2027               2,200,000            2,401,540
Dominion
  Resources, Inc.
  7.820%     09/15/2004               2,130,000            2,282,065
Donnelley (R.R.) &
  Sons Co.
  6.625%     04/15/2029               3,000,000            3,020,121
Duke Capital Corp.
  6.750%     02/15/2032               1,300,000            1,017,266
Duke Energy Field
  Services Corp.
  7.875%     08/16/2010               1,800,000            1,904,981
Emerald Investment
  Grade CBO Limited++
  1.967%     05/24/2011               3,000,000            2,752,500
ERAC USA Finance Co.++
  6.750%     05/15/2007               1,000,000            1,084,024
FirstEnergy Corp.
  Series A
  5.500%     11/15/2006                 550,000              553,106
Ford Motor Corp.
  7.450%     07/16/2031                 900,000              782,882
Ford Motor Credit Co.
  7.375%     10/28/2009               2,000,000            1,981,724
General American
  Transportation Corp.
  6.750%     03/01/2006               3,000,000            2,895,828
General Mills, Inc.
  8.900%     06/15/2006               2,250,000            2,666,830
General Motors
  Acceptance Corp.
  6.125%     09/15/2006               2,000,000            2,032,252
General Motors Corp.
  7.200%     01/15/2011                 950,000              953,982
Goodrich (B.F.) Co.
  7.500%     04/15/2008               1,800,000            1,911,991
The Goodyear Tire &
  Rubber Co.
  8.500%     03/15/2007               3,350,000            2,846,532
Houghton Mifflin Co.
  7.000%     03/01/2006               1,200,000            1,224,000
Household Finance Corp.
  6.375%     10/15/2011               1,125,000            1,176,195
Household Finance Corp.
  6.375%     11/27/2012                 375,000              391,474
Household Finance Corp.
  6.500%     11/15/2008               2,500,000            2,688,032

    The accompanying notes are an integral part of the financial statements.

                                    PRINCIPAL             MARKET
                                      AMOUNT              VALUE
                                  -------------        ------------
ICI Wilmington, Inc.
  7.050%     09/15/2007            $  2,500,000        $   2,708,470
Interpool, Inc.
  7.350%     08/01/2007               2,000,000            1,810,000
Kimco Realty Corp.
  Series MTNB
  7.860%     11/01/2007               1,325,000            1,495,849
Koninklijke KPN NV
  8.000%     10/01/2010               2,100,000            2,459,257
Leucadia National Corp.
  7.750%     08/15/2013               1,150,000            1,274,670
Liberty Media Corp.
  8.250%     02/01/2030               2,695,000            2,834,407
Lockheed Martin Corp.
  8.500%     12/01/2029               1,425,000            1,911,840
Meritor Automotive, Inc.
  6.800%     02/15/2009               2,000,000            1,977,588
Millipore Corp.
  7.500%     04/01/2007               4,250,000            4,492,263
Mobil Corp.
  8.625%     08/15/2021               2,000,000            2,674,918
Mohawk Industries, Inc.
  Series D
  7.200%     04/15/2012                 750,000              842,737
National Rural
  Utilities Cooperative
  Finance Corp.
  8.000%     03/01/2032               1,950,000            2,353,593
News America
  Holdings, Inc.
  9.250%     02/01/2013               2,000,000            2,411,536
North Finance
  (Bermuda) Limited++
  7.000%     09/15/2005               4,000,000            4,376,228
Progress Energy, Inc.
  6.550%     03/01/2004               1,490,000            1,548,591
Qwest Corp.++
  8.875%     03/15/2012                 850,000              824,500
Raytheon Co.
  6.750%     08/15/2007                 950,000            1,053,425
Ryder System, Inc.
  6.600%     11/15/2005               3,500,000            3,640,542
Scholastic Corp.
  7.000%     12/15/2003               3,000,000            3,119,232
The Schwab
  (Charles) Corp.
  6.250%     01/23/2003               2,500,000            2,505,565
Sears, Roebuck
  Acceptance Corp.
  6.500%     12/01/2028                 600,000              481,428
Southern Natural Gas Co.
  7.350%     02/15/2031                 650,000              546,000
Sprint Capital Corp.
  6.900%     05/01/2019               2,000,000            1,640,000
SuperValu, Inc.
  7.875%    08/01/2009             $  2,000,000        $   2,197,742
Textron Financial Corp.
  Series MTNE
  5.950%     03/15/2004               1,710,000            1,776,189
Thomas & Betts Corp.
  8.250%     01/15/2004               1,000,000              994,486
Toro Co.
  7.800%     06/15/2027               1,300,000            1,279,018
TRW, Inc.
  8.750%     05/15/2006               1,480,000            1,691,103
Tyco International
  Group SA
  6.375%     02/15/2006               1,300,000            1,261,000
Tyco International
  Group SA
  6.375%     10/15/2011               1,350,000            1,262,250
US Airways, Inc. Class B
  7.500%     04/15/2008                 869,681              536,315
Verizon Global
  Funding Corp.
  7.375%     09/01/2012                 700,000              805,377
Verizon Global
  Funding Corp.
  7.750%     12/01/2030               1,400,000            1,630,380
Vulcan Materials Co.
  6.000%     04/01/2009               3,500,000            3,794,605
WorldCom, Inc.*+++
  6.500%     05/15/2004               1,810,000              425,350
WorldCom, Inc.*+++
  8.250%     05/15/2031                 610,000              143,350
WPP Finance
  (USA) Corp.
  6.625%     07/15/2005               2,550,000            2,689,191
                                                       -------------

TOTAL CORPORATE DEBT
(COST $133,403,505)                                      133,851,040
                                                       -------------

NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 2.5%
COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100%     08/13/2029               3,552,259            3,906,373
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2, Class A1
  5.960%     11/11/2030               2,158,735            2,320,918
CS First Boston Mortgage
  Securities Corp.
  Series 2002-H1N,
  Class A++
  8.000%     08/27/2032                 753,477              734,640
Master Asset
  Securitization Trust
  Series 2002-6,
  Class 6A1
  6.500%     10/25/2032            $  1,401,742        $   1,441,165
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1,
  Class A1
  6.310%     11/15/2026               2,367,203            2,509,753
Norwest Asset Securities
  Corp. Series 1997-19,
  Class A8
  7.250%     12/25/2027                 772,213              777,997
Residential Funding
  Mortgage Securities I
  Series 1997-S7, Class A5
  7.500%     05/25/2027                 870,559              872,033
Residential Funding
  Mortgage Securities I
  Series 1998-S9,
  Class 1A1
  6.500%     04/25/2013                 569,580              582,727
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B++
  7.491%     03/25/2022               3,000,000            3,304,932
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1++
  5.323%     02/18/2034               2,522,192            2,659,950
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B++
  6.920%     02/03/2014               3,000,000            3,357,510
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750%     03/25/2029               1,966,753            2,011,854
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750%     05/15/2022               1,575,320            1,741,814
                                                       -------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(Cost $25,041,888)                                        26,221,666
                                                       -------------

    The accompanying notes are an integral part of the financial statements.

                                    PRINCIPAL             MARKET
                                      AMOUNT              VALUE
                                  -------------        ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 9.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 2.2%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC Series 1460,
  Class H
  7.000%     05/15/2007            $    627,373        $     638,101
FHLMC Series W067,
  Class A
  6.420%     12/01/2005                 834,346              916,933
                                                       -------------

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                       1,555,034
                                                       -------------

PASS-THROUGH SECURITIES -- 2.1%
FHLMC
  6.000%     09/01/2016-
             10/01/2016               3,929,392            4,114,011

FHLMC
  6.500%     08/01/2016-
             08/01/2032               9,744,162           10,184,862

FHLMC
  7.500%     02/01/2030-
             03/01/2031               5,688,990            6,063,610

FHLMC
  8.000%     08/01/2026-
             03/01/2028               1,208,437            1,306,288

FHLMC
  9.000%     03/01/2017                  90,924               99,896
                                                       -------------

TOTAL PASS-THROUGH SECURITIES                             21,768,667
                                                       -------------

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION (FHLMC)                              23,323,701
                                                       -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-- 4.5%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
FNMA Series 1993-186,
  Class G
  6.250%     03/25/2008                 617,769              624,099
                                                       -------------

PASS-THROUGH SECURITIES -- 4.5%
FNMA
  5.500%     03/01/2032               1,887,241            1,928,039
FNMA
  6.000%     05/01/2016-
             03/01/2032              17,811,488           18,475,279

FNMA
  6.500%     10/01/2031-
             09/01/2032              10,052,119           10,471,240

FNMA
  7.000%     01/01/2031-
             05/01/2031               9,038,895            9,507,836

FNMA
  7.500%     09/01/2029-
             05/01/2030            $  3,355,214        $   3,564,163

FNMA
  8.000%     05/01/2013-
             09/01/2031               2,699,026            2,908,848
                                                       -------------

TOTAL PASS-THROUGH SECURITIES                             46,855,405
                                                       -------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                        47,479,504
                                                       -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 2.7%
PASS-THROUGH SECURITIES
GNMA
  6.000%     02/15/2032-
             08/15/2032               4,277,202            4,459,022
GNMA
  6.500%     10/15/2028-
             09/15/2032              14,811,648           15,565,142
GNMA
  7.000%     04/15/2023-
             11/15/2023               1,481,641            1,581,905
GNMA
  7.250%     06/20/2021-
             05/20/2022               3,468,302            3,709,325
GNMA
  7.500%     09/15/2016-
             10/15/2017               1,363,440            1,463,639
GNMA
  8.000%     01/15/2004-
             05/15/2008               1,398,135            1,502,245
GNMA
  9.000%     08/15/2008-
             09/15/2009                 387,995              422,499
                                                       -------------

TOTAL PASS-THROUGH SECURITIES                             28,703,777
                                                       -------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $95,372,591)                                        99,506,982
                                                       -------------

U.S. TREASURY OBLIGATIONS -- 4.0%
U.S. Treasury Bonds -- 2.2%
U.S. Treasury Bond
  6.125%     08/15/2029               1,850,000            2,171,870
U.S. Treasury Bond
  8.750%     05/15/2017              14,830,000           21,440,932
                                                       -------------
                                                          23,612,802
                                                       -------------
U.S. TREASURY NOTES -- 1.8%
U.S. Treasury Note
  2.250%     07/31/2004               3,700,000            3,748,563
U.S. Treasury Note
  4.375%     05/15/2007                 425,000              456,377
U.S. Treasury Note
  5.000%     02/15/2011            $ 12,300,000        $  13,514,625
U.S. Treasury Note
  5.750%     08/15/2010                 650,000              747,348
                                                       -------------
                                                          18,466,913
                                                       -------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $37,377,925)                                        42,079,715
                                                       -------------

TOTAL BONDS & NOTES
(COST $304,437,121)                                      314,537,083
                                                       -------------

LONG TERM INVESTMENTS
(COST $931,624,742)                                      948,437,229
                                                       -------------

SHORT-TERM INVESTMENTS -- 12.3%

CASH EQUIVALENTS -- 3.1%**

Bank of Montreal
  Eurodollar Time Deposit
  1.320%     01/30/2003               1,293,390            1,293,390
Barclays
  Eurodollar Time Deposit
  1.320%     02/14/2003                 768,955              768,955
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240%     09/09/2003               3,844,773            3,844,773
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710%     01/10/2003               1,922,387            1,922,387
Canadian Imperial Bank
  of Commerce Bank Note
  1.230%     05/19/2003               1,730,148            1,730,148
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                   2,883,580            2,883,580
General Electric
  Capital Corp.
  1.300%     01/06/2003               1,918,221            1,918,221
Goldman Sachs Group,
  Inc. Medium Term Note
  1.320%     03/21/2003                 961,193              961,193
Honda Motor Co.
  Limited Medium
  Term Note
  1.410%     04/08/2003                 192,239              192,239
Merrill Lynch & Co.
  Medium Term Note
  1.330%     11/26/2003                 576,716              576,716
Merrill Lynch & Co.
  Medium Term Note
  1.340%     04/16/2003                 576,716              576,716
Merrimac Money
  Market Fund                         7,305,069            7,305,069

    The accompanying notes are an integral part of the financial statements.

                                    PRINCIPAL             MARKET
                                      AMOUNT              VALUE
                                  -------------        ------------
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440%     02/01/2003            $  1,922,387        $   1,922,387
Morgan Stanley Dean
  Witter & Co.
  1.390%     05/07/2003               1,537,909            1,537,909
National Bank
  of Commerce
  1.400%     05/23/2003                 961,193              961,193
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310%     01/17/2003               2,691,341            2,691,341
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330%     01/15/2003                 576,716              576,716
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720%     01/16/2003                 768,955              768,955
                                                       -------------
                                                          32,431,888
                                                       -------------

COMMERCIAL PAPER -- 9.2%
Anheuser-Busch
  Companies, Inc.
  1.280%     01/06/2003               8,645,000            8,643,463
BellSouth Corp.
  1.330%     01/02/2003               5,055,000            5,054,813
Carolina Power &
  Light Co.
  1.650%     01/22/2003               8,300,000            8,292,011
ConAgra Foods, Inc.
  1.430%     01/13/2003               4,515,000            4,512,848
DaimlerChrysler NA Holding Corp.
  1.670%     01/07/2003               4,960,000            4,958,619
Dow Jones & Co., Inc.
  1.320%     01/21/2003               4,000,000            3,997,067
Elsevier Finance SA
  1.700%     01/10/2003               9,155,000            9,151,109
Federal Signal Corp.
  1.500%     01/15/2003               5,250,000            5,246,937
General Motors
  Acceptance Corp.
  1.450%     01/14/2003               8,870,000            8,865,356
Kinder Morgan, Inc.
  1.450%     01/03/2003               8,685,000            8,684,300
Reed Elsevier, Inc.
  1.670%     01/17/2003               1,330,000            1,329,013
Reed Elsevier, Inc.
  1.680%     01/16/2003               8,600,000            8,593,980
Safeway, Inc.
  1.500%     01/08/2003              10,610,000           10,606,905
Washington Mutual
  Financial Corp.
  1.470%     01/09/2003            $  8,575,000        $   8,572,199
                                                       -------------
                                                          96,508,620
                                                       -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                      128,940,508
                                                       -------------

TOTAL INVESTMENTS  102.8%
(COST $1,060,565,250)***                               1,077,377,737

OTHER ASSETS/
(LIABILITIES) -- (2.8%)                                  (28,937,024)
                                                       -------------

NET ASSETS -- 100.0%                                  $1,048,440,713
                                                      ==============

NOTES TO PORTFOLIO OF INVESTMENTS
*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes.
    (NOTE 7).
 + This security is valued in good faith under procedures established by the board of directors.
 ++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+++ Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------      ---------------
EQUITIES -- 98.3%

ADVERTISING -- 0.0%

Omnicom Group, Inc.                       2,200      $       142,120
TMP Worldwide, Inc.*                     18,400              208,104
                                                     ---------------
                                                             350,224
                                                     ---------------

AEROSPACE & DEFENSE -- 5.3%
Boeing Co.                              526,200           17,359,338
General Dynamics Corp.                    2,900              230,173
Goodrich Corp.                            1,500               27,480
Honeywell
  International, Inc.                    16,500              396,000
Lockheed Martin Corp.                     8,200              473,550
Northrop
  Grumman Corp.                           4,592              445,424
Raytheon Co.                              3,600              110,700
Rockwell Collins, Inc.                1,769,700           41,163,222
United
  Technologies Corp.                      7,100              439,774
                                                     ---------------
                                                          60,645,661
                                                     ---------------

AIR TRANSPORTATION -- 0.0%
Southwest Airlines Co.                   11,300              157,070
                                                     ---------------

APPAREL, TEXTILES & SHOES -- 0.2%
The Gap, Inc.                            13,000              201,760
Jones Apparel
  Group, Inc.*                            7,700              272,888
Limited Brands                            7,900              110,047
Liz Claiborne, Inc.                       9,400              278,710
Nike, Inc. Cl. B                          4,100              182,327
Nordstrom, Inc.                           2,000               37,940
Reebok International
  Limited*                               10,400              305,760
VF Corp.                                 28,600            1,031,030
                                                     ---------------
                                                           2,420,462
                                                     ---------------

AUTOMOTIVE & PARTS -- 0.5%
AutoNation, Inc.*                        72,800              914,368
Cooper Tire &
  Rubber Co.                              1,000               15,340
Dana Corp.                               51,500              605,640
Delphi Corp.                             56,800              457,240
Ford Motor Co.                           21,300              198,090
General Motors Corp.                     16,100              593,446
Genuine Parts Co.                        26,900              828,520
The Goodyear Tire &
  Rubber Co.                             20,800              141,648
Lear Corp.*                              20,400              678,912
Magna International,
  Inc. Cl. A                             11,400              640,110

Paccar, Inc.                              6,000      $       276,780
                                                     ---------------

                                                           5,350,094
                                                     ---------------
BANKING, SAVINGS & LOANS -- 13.8%
AmSouth Bancorp.      `                  52,500            1,008,000
Bank of America Corp.                   436,700           30,381,219
Bank One Corp.                           73,700            2,693,735
BB&T Corp.                                7,200              266,328
Capital One
  Financial Corp.                         3,400              101,048
Charter One
  Financial, Inc.                         4,565              131,152
Citigroup, Inc.                         993,900           34,975,341
Comerica, Inc.                           18,600              804,264
Fannie Mae                               24,800            1,595,384
Fifth Third Bancorp                     414,200           24,251,410
First Tennessee
  National Corp.                          3,800              136,572
FleetBoston
  Financial Corp.                        72,700            1,766,610
Freddie Mac                             176,500           10,422,325
Golden West
  Financial Corp.                        19,600            1,407,476
J.P. Morgan
  Chase & Co.                            63,300            1,519,200
KeyCorp                                  50,100            1,259,514
Marshall and
  Ilsley Corp.                            3,200               87,616
Mellon Financial Corp.                    6,500              169,715
National City Corp.                      54,600            1,491,672
North Fork
  Bancorporation, Inc.                    2,400               80,976
Providian
  Financial Corp.*                       49,000              318,010
Regions
  Financial Corp.                        34,900            1,164,264
SLM Corp.                                 2,300              238,878
SouthTrust Corp.                          5,200              129,220
State Street Corp.                        3,000              117,000
SunTrust Banks, Inc.                     23,800            1,354,696
Synovus Financial Corp.                 651,400           12,637,160
U.S. Bancorp                            133,200            2,826,504
Union Planters Corp.                     40,650            1,143,891
UnionBanCal Corp.                        21,500              844,305
Wachovia Corp.                           91,600            3,337,904
Washington Mutual, Inc.                  70,200            2,424,006
Wells Fargo & Co.                       378,800           17,754,356
Zions Bancorp                             1,300               51,154
                                                     ---------------
                                                         158,890,905
                                                     ---------------

BEVERAGES -- 2.8%
Anheuser-Busch
  Companies, Inc.                       604,700      $    29,267,480
Brown-Forman
  Corp. Cl. B                             1,000               65,360
The Coca-Cola Co.                        26,300            1,152,466
Coca-Cola
  Enterprises, Inc.                       6,500              141,180
Coors (Adolph)
  Co. Cl. B                                 600               36,750
The Pepsi Bottling
  Group, Inc.                             4,300              110,510
PepsiCo, Inc.                            26,600            1,123,052
                                                     ---------------
                                                          31,896,798
                                                     ---------------

BROADCASTING, PUBLISHING & PRINTING -- 2.4%
American Greetings
  Corp. Cl. A*                            1,000               15,800
AOL Time Warner, Inc.                    81,400            1,066,340
Clear Channel
  Communications, Inc.*                   9,100              339,339
Comcast
  Corp. Cl. A*                           72,289            1,703,852
Dow Jones &
  Co., Inc.                                 700               30,261
Gannett Co., Inc.                       295,300           21,202,540
Knight Ridder, Inc.                         700               44,275
Liberty Media
  Corp. Cl. A*                           14,500              129,630
The McGraw-Hill
  Companies, Inc.                         3,300              199,452
Meredith Corp.                            3,300              135,663
New York
  Times Co. Cl. A                        20,500              937,465
Tribune Co.                               4,600              209,116
Viacom, Inc. Cl. B*                      36,900            1,504,044
                                                     ---------------
                                                          27,517,777
                                                     ---------------

BUILDING MATERIALS & CONSTRUCTION  0.0%
Louisiana-Pacific Corp.*                  1,600               12,896
Masco Corp.                               7,400              155,770
                                                     ---------------
                                                             168,666
                                                     ---------------

CHEMICALS  5.2%
Air Products &
  Chemicals, Inc.                         3,400              145,350
Ashland, Inc.                            19,900              567,747
Dow Chemical Co.                      1,167,000           34,659,900
Du Pont (E.I.) de
  Nemours & Co.                          62,000            2,628,800
Eastman Chemical Co.                     21,500              790,555
Engelhard Corp.                           1,900               42,465

    The accompanying notes are an integral part of the financial statements.

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------      ---------------
FMC Corp.*                               11,600      $       316,912
Great Lakes
  Chemical Corp.                            800               19,104
Hercules, Inc.*                           1,600               14,080
International Flavors &
  Fragrances, Inc.                        1,400               49,140
The Lubrizol Corp.                       17,200              524,600
Monsanto Co.                              7,200              138,600
PPG Industries, Inc.                    380,400           19,077,060
Praxair, Inc.                            20,300            1,172,731
Rohm & Haas Co.                           3,400              110,432
                                                     ---------------
                                                          60,257,476
                                                     ---------------

COMMERCIAL SERVICES -- 3.1%
Allied Waste
  Industries, Inc.*                       3,600               36,000
Apollo Group,
  Inc. Cl. A*                             7,000              308,000
Block (H&R), Inc.                         2,800              112,560
Cintas Corp.                              1,500               68,625
Concord EFS, Inc.*                        7,400              116,476
Convergys Corp.*                          1,500               22,725
Donnelley (R.R.) &
  Sons Co.                                2,000               43,540
eBay, Inc.*                               4,500              305,190
Equifax, Inc.                             1,900               43,966
Fluor Corp.                               1,400               39,200
Moody's Corp.                             2,000               82,580
Paychex, Inc.                             3,400               94,860
PerkinElmer, Inc.                         1,800               14,850
Quintiles
  Transnational Corp.*                    1,700               20,570
Ryder System, Inc.                        1,000               22,440
Waste
  Management, Inc.                    1,511,800           34,650,456
                                                     ---------------
                                                          35,982,038
                                                     ---------------

COMMUNICATIONS -- 0.6%
ADC
  Telecommunications, Inc.*             151,300              316,217
Andrew Corp.*                             1,200               12,336
Ciena Corp.*                             27,900              143,406
Network
  Appliance, Inc.*                        4,500               45,000
Nextel
  Communications,
  Inc. Cl. A*                            13,900              160,545
Nortel Networks Corp.*                  737,800            1,187,858
Qualcomm, Inc.*                          15,100              549,489
SBC
  Communications, Inc.                  147,000            3,985,170
Scientific-Atlanta, Inc.                  2,400               28,464
Tellabs, Inc.*                          131,700      $       957,459
                                                     ---------------
                                                           7,385,944
                                                     ---------------

COMMUNICATIONS EQUIPMENT -- 0.0%
Motorola, Inc.                           34,600              299,290
                                                     ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                            1,900               27,170
Computer
  Sciences Corp.*                         2,600               89,570
Parametric
  Technology Corp.*                       3,900                9,828
Sun
  Microsystems, Inc.*                 1,014,500            3,155,095
Teradyne, Inc.*                           2,700               35,127
Unisys Corp.*                             4,900               48,510
                                                     ---------------
                                                           3,365,300
                                                     ---------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury
  Interactive Corp.*                      1,200               35,580

COMPUTER RELATED SERVICES -- 0.1%
Ingram Micro,
  Inc. Cl. A*                            40,600              501,410

COMPUTERS & INFORMATION -- 1.0%
Apple Computer, Inc.*                     5,400               77,382
Cisco Systems, Inc.*                    109,900            1,439,690
Comverse
  Technology, Inc.*                       2,800               28,056
Dell Computer Corp.*                     50,600            1,353,044
EMC Corp.*                            1,121,900            6,888,466
International Game
  Technology*                             1,000               75,920
Jabil Circuit, Inc.*                      3,000               53,760
Lexmark
  International, Inc.*                    4,300              260,150
Quantum Corp.*                           52,200              139,374
Solectron Corp.*                        108,900              386,595
Symbol
  Technologies, Inc.                      3,400               27,948
Tech Data Corp.*                         17,600              474,496
                                                     ---------------
                                                          11,204,881
                                                     ---------------

COMPUTERS & OFFICE EQUIPMENT -- 0.6%
Electronic Data
  Systems Corp.                           7,100              130,853
Hewlett-Packard Co.                     196,565            3,412,368
International Business
  Machines Corp.                         44,200            3,425,500
Pitney Bowes, Inc.                       11,000              359,260
Xerox Corp.*                             10,700               86,135
                                                     ---------------
                                                           7,414,116
                                                     ---------------

CONTAINERS -- 0.0%
Ball Corp.                                  900               46,071
Bemis Co., Inc.                           2,800              138,964
Pactiv Corp.*                             7,100      $       155,206
Sealed Air Corp.*                         1,200               44,760
Temple-Inland, Inc.                         400               17,924
                                                     ---------------
                                                             402,925
                                                     ---------------
COSMETICS & PERSONAL CARE -- 2.8%
Alberto-Culver Co. Cl. B                    800               40,320
Avon Products, Inc.                       3,400              183,158
Colgate-Palmolive Co.                     8,100              424,683
The Gillette Co.                        931,500           28,280,340
Kimberly-Clark Corp.                      7,700              365,519
The Procter &
  Gamble Co.                             28,400            2,440,696
                                                     ---------------
                                                          31,734,716
                                                     ---------------

DATA PROCESSING & PREPARATION -- 2.3%

Automatic Data
  Processing, Inc.                        9,300              365,025
Deluxe Corp.                             20,300              854,630
First Data Corp.                        703,100           24,896,771
Fiserv, Inc.*                             2,800               95,060
NCR Corp.*                                1,400               33,236
                                                     ---------------
                                                          26,244,722
                                                     ---------------

ELECTRIC UTILITIES -- 5.3%
Allegheny Energy, Inc.                    1,100                8,316
Ameren Corp.                              9,400              390,758
American Electric
  Power Co.                              31,900              871,827
Calpine Corp.*                            4,900               15,974
CenterPoint Energy, Inc.                 10,700               90,950
Cinergy Corp.                            28,600              964,392
CMS Energy Corp.                         45,400              428,576
Consolidated
  Edison, Inc.                           28,400            1,216,088
Constellation Energy
  Group, Inc.                            30,500              848,510
Dominion
  Resources, Inc.                         4,500              247,050
DTE Energy Co.                            2,600              120,640
Duke Energy Corp.                         7,900              154,366
Edison International*                     4,900               58,065
Entergy Corp.                           407,700           18,587,043
Exelon Corp.                            190,200           10,036,854
FirstEnergy Corp.                         4,300              141,771
FPL Group, Inc.                         163,900            9,855,307
NiSource, Inc.                            2,900               58,000
PG&E Corp.*                               5,700               79,230
Pinnacle West
  Capital Corp.                           1,400               47,726
PPL Corp.                               428,200           14,849,976
Progress Energy, Inc.                     3,400              147,390
Public Service
  Enterprise
  Group, Inc.                            13,800              442,980

    The accompanying notes are an integral part of the financial statements.

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------        -------------
Puget Energy, Inc.                         29,300      $      646,065
Reliant
  Resources, Inc.*                         20,000              64,000
Southern Co.                               10,800             306,612
Teco Energy, Inc.                           2,500              38,675
TXU Corp.                                   2,800              52,304
                                                       --------------
                                                           60,769,445
                                                       --------------
ELECTRICAL EQUIPMENT &
ELECTRONICS -- 2.1%
Altera Corp.*                               5,700              70,338
American Power
  Conversion Corp.*                        19,300             292,395
Analog Devices, Inc.*                       3,300              78,771
Applied Micro
  Circuits Corp.*                           2,500               9,225
Arrow Electronics, Inc.*                   30,600             391,374
Avnet, Inc.*                               32,800             355,224
Emerson Electric Co.                        6,200             315,270
Flextronics
  International Limited*                  249,600           2,044,224
General Electric Co.                      129,600           3,155,760
Hubbell, Inc. Cl. B                        16,500             579,810
Intel Corp.                               615,800           9,588,006
JDS Uniphase Corp.*                        20,400              50,388
Johnson Controls, Inc.                      1,400             112,238
Kla-Tencor Corp.*                           1,600              56,592
Linear Technology Corp.                     2,800              72,016
LSI Logic Corp.*                            5,200              30,004
Micron
  Technology, Inc.*                       615,800           5,997,892
Molex, Inc.                                 1,800              41,472
National
  Semiconductor Corp.*                      2,700              40,527
Novellus Systems, Inc.*                     2,000              56,160
PMC-Sierra, Inc.*                           1,600               8,896
Power-One, Inc.*                           27,000             153,090
Qlogic Corp.*                               4,000             138,040
Rockwell
  Automation, Inc.                          2,800              57,988
Texas Instruments, Inc.                    25,900             388,759
Thomas &
  Betts Corp.*                             20,100             339,690
Xilinx, Inc.*                               5,000             103,000
                                                       --------------
                                                           24,527,149
                                                       --------------
ENERGY -- 9.7%

Amerada Hess Corp.                          2,400             132,120
Anadarko
  Petroleum Corp.                           3,700             177,230
Apache Corp.                              301,580          17,187,044
BJ Services Co.*                            2,500              80,775
Burlington
  Resources, Inc.                           3,000             127,950
ChevronTexaco Corp.                       213,800          14,213,424
ConocoPhillips                             44,196           2,138,644
Devon Energy Corp.                          2,400      $      110,160
El Paso Corp.                              11,000              76,560
EOG Resources, Inc.                         1,000              39,920
Exxon Mobil Corp.                       1,531,400          53,507,116
GlobalSantaFe Corp.                       490,600          11,931,392
Halliburton Co.                            15,300             286,263
Kerr-McGee Corp.                            1,000              44,300
KeySpan Corp.                               2,000              70,480
Kinder Morgan, Inc.                         1,800              76,086
Marathon Oil Corp.                         41,000             872,890
Nabors
  Industries Limited*                     229,400           8,090,938
Nicor, Inc.                                   700              23,821
Noble Corp.*                                2,300              80,845
Occidental
  Petroleum Corp.                          48,100           1,368,445
Peoples Energy Corp.                          600              23,190
Rowan Companies, Inc.                       1,600              36,320
Sempra Energy                              23,400             553,410
Transocean, Inc.                            5,300             122,960
Unocal Corp.                                3,800             116,204
Valero Energy Corp.                        21,800             805,292
Xcel Energy, Inc.                           5,900              64,900
                                                       --------------
                                                          112,358,679
                                                       --------------
ENTERTAINMENT & LEISURE -- 0.1%
Brunswick Corp.                               900              17,874
Carnival Corp.                             14,100             351,795
The Walt Disney Co.                        39,200             639,352
Harrah's
  Entertainment, Inc.*                      7,100             281,160
                                                       --------------
                                                            1,290,181
                                                       --------------
FINANCIAL SERVICES -- 3.3%
American Express Co.                       19,800             699,930
Bear Stearns
  Companies, Inc.                          20,900           1,241,460
Countrywide
  Financial Corp.                          24,000           1,239,600
Franklin
  Resources, Inc.                         543,200          18,512,256
The Goldman Sachs
  Group, Inc.                              18,000           1,225,800
Household
  International, Inc.                       6,900             191,889
Huntington
  Bancshares, Inc.                         53,200             995,372
Lehman Brothers
  Holdings, Inc.                           20,200           1,076,458
MBNA Corp.                                 19,100             363,282
Merrill Lynch &
  Co., Inc.                                21,800             827,310
Morgan Stanley                            287,200          11,465,024
PNC Financial Services
  Group, Inc.                               4,200             175,980
Simon Property
  Group, Inc.                               2,800      $       95,396
                                                       --------------
                                                           38,109,757
                                                       --------------
FOODS -- 5.6%
Archer-Daniels-
  Midland Co.                              81,000           1,004,400
Campbell Soup Co.                           6,100             143,167
ConAgra Foods, Inc.                        56,000           1,400,560
Del Monte Foods Co.*                      329,717           2,538,821
Heinz (H. J.) Co.                         738,400          24,271,208
Hershey Foods Corp.                         2,000             134,880
Kellogg Co.                               906,400          31,062,328
The Kroger Co.*                            11,900             183,855
Safeway, Inc.*                             41,000             957,760
Sara Lee Corp.                             55,700           1,253,807
Starbucks Corp.*                            5,900             120,242
SuperValu, Inc.                             2,800              46,228
Sysco Corp.                                 6,000             178,740
Tyson Foods, Inc. Cl. A                    65,400             733,788
Wrigley (Wm.) Jr. Co.                       2,000             109,760
                                                       --------------
                                                           64,139,544
                                                       --------------
FOREST PRODUCTS & PAPER -- 3.4%
Boise Cascade Corp.                        20,500             517,010
Georgia-Pacific Corp.                      54,500             880,720
International Paper Co.                    39,000           1,363,830
MeadWestvaco Corp.                         33,400             825,314
Plum Creek Timber
  Co., Inc.                                 2,800              66,080
Weyerhaeuser Co.                          725,600          35,706,776
                                                       --------------
                                                           39,359,730
                                                       --------------
HEALTHCARE -- 0.3%

HCA, Inc.                                   7,200             298,800
Health Management
  Associates, Inc. Cl. A                    3,100              55,490
Health Net, Inc.*                          34,100             900,240
Healthsouth Corp.*                          3,300              13,860
Humana, Inc.*                              49,400             494,000
Manor Care, Inc.*                           1,300              24,193
Oxford Health
  Plans, Inc.*                             18,400             670,680
Tenet Healthcare Corp.*                     7,400             121,360
UnitedHealth Group, Inc.                    5,500             459,250
Wellpoint Health
  Networks, Inc.*                           3,500             249,060
                                                       --------------
                                                            3,286,933
                                                       --------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%

Centex Corp.                                2,500             125,500
KB Home                                    23,300             998,405
Leggett & Platt, Inc.                      36,000             807,840
Maytag Corp.                                  800              22,800
Pulte Homes, Inc.                          22,800           1,091,436


    The accompanying notes are an integral part of the financial statements.

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------        -------------
Whirlpool Corp.                            14,000      $      731,080
                                                       --------------
                                                            3,777,061
                                                       --------------
HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                       24,700           1,059,383
The Clorox Co.                              6,000             247,500
Corning, Inc.*                            265,400             878,474
Fortune Brands, Inc.                       23,500           1,092,985
Newell
  Rubbermaid, Inc.                         36,500           1,107,045
Sherwin-Williams Co.                       32,500             918,125
Snap-On, Inc.                                 600              16,866
The Stanley Works                           1,000              34,580
Tupperware Corp.                              500               7,540
                                                       --------------
                                                            5,362,498
                                                       --------------
INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                       1,400              72,170
                                                       --------------

INDUSTRIAL - DIVERSIFIED -- 0.2%
3M Co.                                      5,800             715,140
Cooper Industries
  Limited Cl. A                            19,400             707,130
Danaher Corp.                               2,200             144,540
Eaton Corp.                                 2,000             156,220
Illinois Tool
  Works, Inc.                               2,800             181,608
ITT Industries, Inc.                        4,600             279,174
McDermott
  International, Inc.*                      1,000               4,380
Textron, Inc.                               2,100              90,279
Tyco
  International Limited                    29,900             510,692
                                                       --------------
                                                            2,789,163
                                                       --------------
INFORMATION RETRIEVAL SERVICES -- 0.0%
Yahoo!, Inc.*                               8,900             145,515
                                                       --------------

INSURANCE -- 5.8%

ACE Limited                                 4,000             117,360
Aetna, Inc.                                29,900           1,229,488
AFLAC, Inc.                                 7,800             234,936
Allstate Corp.                             13,800             510,462
Ambac Financial
  Group, Inc.                               2,200             123,728
American International
  Group, Inc.                             216,300          12,512,955
Anthem, Inc.*                               4,000             251,600
Aon Corp.                                  42,400             800,936
Chubb Corp.                                15,300             798,660
Cigna Corp.                                23,100             949,872
Cincinnati
  Financial Corp.                           2,400              90,120
The Hartford Financial
  Services Group, Inc.                      3,700             168,091
Jefferson-Pilot Corp.                       2,300              87,653
John Hancock
  Financial Services, Inc.                  4,400      $      122,760
Lincoln National Corp.                      2,800              88,424
Loews Corp.                                 2,800             124,488
Marsh & McLennan
  Companies, Inc.                           5,000             231,050
MBIA, Inc.                                  6,500             285,090
Metlife, Inc.                              49,700           1,343,888
MGIC Investment Corp.                      17,500             722,750
The PMI Group, Inc.                       676,600          20,325,064
Principal Financial
  Group, Inc.                               5,300             159,689
Progressive Corp.                           3,300             163,779
Prudential
  Financial, Inc.                          11,300             358,662
Radian Group, Inc.                        595,700          22,130,255
Safeco Corp.                                3,800             131,746
Torchmark Corp.                             1,900              69,407
Travelers Property
  Casualty Corp. Cl. A*                    39,681             581,327
Travelers Property
  Casualty Corp. Cl. B*                   100,881           1,477,907
UnumProvident Corp.                         3,700              64,898
XL Capital Limited Cl. A                    1,300             100,425
                                                       --------------
                                                           66,357,470
                                                       --------------
LODGING -- 0.0%

Hilton Hotels Corp.                         6,200              78,802
Marriott International,
  Inc. Cl. A                                4,000             131,480
                                                       --------------
                                                              210,282
                                                       --------------
MACHINERY & COMPONENTS -- 0.1%

Baker Hughes, Inc.                          5,600             180,264
Caterpillar, Inc.                           5,100             233,172
Cummins, Inc.                              13,400             376,942
Deere & Co.                                 4,700             215,495
Ingersoll-Rand
  Co. Cl. A                                 7,000             301,420
Pall Corp.                                  1,800              30,024
Parker-Hannifin Corp.                       1,700              78,421
                                                       --------------
                                                            1,415,738
                                                       --------------
MANUFACTURING -- 0.6%

American Standard
  Companies, Inc.*                          1,000              71,140
Applied Materials, Inc.*                  508,700           6,628,361
Avery Dennison Corp.                        1,600              97,728
                                                       --------------
                                                            6,797,229
                                                       --------------
MEDICAL SUPPLIES -- 4.6%

Agilent
  Technologies, Inc.*                       7,100             127,516
Allergan, Inc.                              1,900             109,478
Applied Biosystems
Group-Applera Corp.                         3,100      $       54,374
Bard (C.R.), Inc.                           5,100             295,800
Bausch & Lomb, Inc.                           800              28,800
Baxter
  International, Inc.                       9,000             252,000
Becton, Dickinson & Co.                     3,900             119,691
Biomet, Inc.                                4,100             117,506
Boston
  Scientific Corp.*                       564,800          24,015,296
Guidant Corp.*                            877,000          27,055,450
Medtronic, Inc.                             7,300             332,880
St. Jude Medical, Inc.*                     3,600             142,992
Stryker Corp.                               2,900             194,648
Tektronix, Inc.*                            1,300              23,647
Thermo
  Electron Corp.*                           7,200             144,864
Waters Corp.*                               1,900              41,382
Zimmer
  Holdings, Inc.*                           2,900             120,408
                                                       --------------
                                                           53,176,732
                                                       --------------
METALS & MINING -- 0.1%
Alcoa, Inc.                                12,200             277,916
Allegheny
  Technologies, Inc.                        1,100               6,853
Crane Co.                                     800              15,944
Freeport-McMoran
  Copper & Gold, Inc. Cl. B*                2,200              36,916
Newmont Mining Corp.                        3,600             104,508
Nucor Corp.                                 1,200              49,560
Phelps Dodge Corp.*                         1,300              41,145
United States
  Steel Corp.                              21,400             280,768
Worthington
  Industries, Inc.                          8,100             123,444
                                                       --------------
                                                              937,054
                                                       --------------
PHARMACEUTICALS -- 5.0%
Abbott Laboratories                        28,700           1,148,000
AmerisourceBergen Corp.                     4,400             238,964
Amgen, Inc.*                               19,152             925,808
Biogen, Inc.*                               3,100             124,186
Bristol-Myers
  Squibb Co.                              522,100          12,086,615
Cardinal Health, Inc.                       6,700             396,573
Chiron Corp.*                               2,800             105,280
Eli Lilly & Co.                             9,200             584,200
Forest Laboratories,
  Inc. Cl. A*                               2,600             255,372
Johnson & Johnson                          44,700           2,400,837
King
  Pharmaceuticals, Inc.*                    7,600             130,644
McKesson Corp.                              2,700              72,981

    The accompanying notes are an integral part of the financial statements.

                                    NUMBER OF             MARKET
                                     SHARES               VALUE
                                  -------------      ---------------
Medimmune, Inc.*                          2,300      $        62,491
Merck & Co., Inc.                       619,800           35,086,878
Pfizer, Inc.                             76,900            2,350,833
Pharmacia Corp.                          19,300              806,740
Schering-Plough Corp.                    22,000              488,400
Sigma-Aldrich Corp.                       1,100               53,570
Watson
  Pharmaceutical, Inc.*                   1,700               48,059
Wyeth                                    12,000              448,800
                                                     ---------------
                                                          57,815,231
                                                     ---------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                        35,300            1,236,912
                                                     ---------------
PREPACKAGED SOFTWARE -- 4.6%
Adobe Systems, Inc.                       3,500               86,803
Ascential
  Software Corp.*                     4,233,400           10,160,160
BMC Software, Inc.*                       3,700               63,307
Citrix Systems, Inc.*                     1,500               18,480
Computer Associates
  International, Inc.                     5,100               68,850
Compuware Corp.*                      1,008,600            4,841,280
Electronic Arts, Inc.*                    1,500               74,655
Intuit, Inc.*                             3,200              150,144
Microsoft Corp.*                         81,200            4,198,040
Novell, Inc.*                             5,500               18,370
Oracle Corp.*                         1,723,700           18,615,960
Peoplesoft, Inc.*                         7,900              144,570
Rational
  Software Corp.*                         2,900               30,131
Siebel Systems, Inc.*                     7,200               53,856
SunGard Data
  Systems, Inc.*                          9,600              226,176
Symantec Corp.*                         359,000           14,532,320
Veritas Software Corp.*                   6,100               95,282
                                                     ---------------
                                                          53,378,384
                                                     ---------------
REAL ESTATE -- 1.6%
Equity Office
  Properties Trust                      755,100           18,862,398
Equity Residential                        4,000               98,320
                                                     ---------------
                                                          18,960,718
                                                     ---------------
RESTAURANTS -- 1.1%
Darden
  Restaurants, Inc.                       2,650               54,192
McDonald's Corp.                        740,500           11,907,240
Wendy's
  International, Inc.                     1,800               48,726
Yum! Brands, Inc.*                        4,500              108,990
                                                     ---------------
                                                          12,119,148
                                                     ---------------
RETAIL -- 0.8%
AutoZone, Inc.*                           2,000              141,300
Bed Bath &
  Beyond, Inc.*                           4,300              148,479
Best Buy Co., Inc.*                       4,900      $       118,335
Big Lots, Inc.*                           1,800               23,814
Circuit City Stores, Inc.                 3,200               23,744
Costco
  Wholesale Corp.*                        6,700              188,002
CVS Corp.                                 7,800              194,766
Dillards, Inc. Cl. A                      1,300               20,618
Dollar General Corp.                      4,900               58,555
Family Dollar
  Stores, Inc.                            2,500               78,025
Federated Department
  Stores, Inc.*                           9,300              267,468
The Home Depot, Inc.                     35,300              845,788
J.C. Penney
  Company, Inc.                           4,000               92,040
Kohl's Corp.*                             5,000              279,750
Lowe's
  Companies, Inc.                        11,600              435,000
The May Department
  Stores Co.                             33,900              779,022
Office Depot, Inc.*                      19,000              280,440
RadioShack Corp.                          2,600               48,724
Sears, Roebuck
  and Co.                                39,600              948,420
Staples, Inc.*                           15,000              274,500
Target Corp.                             13,500              405,000
TJX Companies, Inc.                      50,400              983,808
Toys R Us, Inc.*                          2,900               29,000
Wal-Mart Stores, Inc.                    57,100            2,884,121
                                                     ---------------
                                                           9,548,719
                                                     ---------------
RETAIL - GROCERY -- 0.0%
Albertson's, Inc.                         6,100              135,786
Winn-Dixie Stores, Inc.                   2,200               33,616
                                                     ---------------
                                                             169,402
                                                     ---------------
TELEPHONE UTILITIES -- 0.8%
Alltel Corp.                              4,700              239,700
AT&T Corp.                               39,860            1,040,745
AT&T Wireless
  Services, Inc.*                       154,200              871,230
BellSouth Corp.                          81,900            2,118,753
CenturyTel, Inc.                          2,000               58,760
Qwest Communications
  International, Inc.*                  141,100              705,500
Sprint Corp.
  (FON Group)                            13,700              198,376
Sprint Corp.
  (PCS Group)*                            9,100               39,858
Verizon
  Communications, Inc.                  101,500            3,933,125
                                                     ---------------
                                                          9,206,047
                                                     ---------------
TOBACCO -- 0.3%
Philip Morris
  Companies, Inc.                        83,500      $     3,384,255
Reynolds (R.J.)
  Tobacco Holdings, Inc.                  1,300               54,743
UST, Inc.                                 2,400               80,232
                                                     ---------------
                                                           3,519,230
                                                     ---------------
TOYS, GAMES -- 0.0%
Mattel, Inc.                              4,400               84,260
TRANSPORTATION -- 0.5%
Burlington Northern
  Santa Fe Corp.                         45,300            1,178,253
CSX Corp.                                41,700            1,180,527
FedEx Corp.                               7,400              401,228
Norfolk Southern Corp.                   52,900            1,057,471
Union Pacific Corp.                      25,000            1,496,750
United Parcel
  Service, Inc. Cl. B                     8,600              542,488
                                                     ---------------
                                                           5,856,717
                                                     ---------------
TRAVEL -- 0.5%
Sabre Holdings Corp.*                   346,500            6,275,115
                                                     ---------------

TOTAL EQUITIES
(COST $1,263,516,614)                                  1,135,278,268
                                                     ---------------

                                     PRINCIPAL
                                      AMOUNT
                                  ---------------
SHORT-TERM INVESTMENTS -- 5.4%
CASH EQUIVALENTS**
Bank of Montreal
  Eurodollar Time Deposit
  1.320%    01/30/2003             $  2,502,860            2,502,860
Barclays
  Eurodollar Time Deposit
  1.320%     02/14/2003               1,488,017            1,488,017
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240%     09/09/2003               7,440,082            7,440,082
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710%     01/10/2003               3,720,041            3,720,041
Canadian Imperial Bank
  of Commerce Bank Note
  1.230%     05/19/2003               3,348,037            3,348,037
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                         5,580,062            5,580,062
General Electric
  Capital Corp.
  1.300%     01/06/2003               3,711,981            3,711,981

                                    37


Goldman Sachs Group, Inc.
  Medium Term Note
  1.320%    03/21/2003             $  1,860,021      $     1,860,021
Honda Motor Co. Limited
  Medium Term Note
  1.410%     04/08/2003                 372,004              372,004
Merrill Lynch & Co.
  Medium Term Note
  1.330%     11/26/2003               1,116,012            1,116,012
Merrill Lynch & Co.
  Medium Term Note
  1.340%     04/16/2003               1,116,012            1,116,012
Merrimac Money
  Market Fund                        14,136,156           14,136,156
Metropolitan Life Insurance
  Co. Funding Agreement
  1.440%     02/01/2003               3,720,041            3,720,041
Morgan Stanley Dean
  Witter & Co.
  1.390%     05/07/2003               2,976,033            2,976,033
National Bank of Commerce
  1.400%     05/23/2003               1,860,021            1,860,021
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310%     01/17/2003               5,208,058            5,208,058
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330%     01/15/2003               1,116,012            1,116,012
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720%     01/16/2003               1,488,016            1,488,016
                                                     ---------------
                                                          62,759,466
                                                     ---------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                       62,759,466
                                                     ---------------

TOTAL INVESTMENTS  103.7%
(COST $1,326,276,080)***                               1,198,037,734

OTHER ASSETS/
(LIABILITIES) -- (3.7%)                                  (42,798,107)
                                                     ---------------

NET ASSETS -- 100.0%             `                   $ 1,155,239,627
                                                     ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
** Represents investments of security lending collateral. (NOTE 2).
***  Aggregate  cost for Federal tax  purposes.
     (NOTE 7).

            The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   THE FUND

     MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

     The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  INVESTMENT VALUATION

     Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

     Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

  SECURITIES LENDING

     The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2002, the Funds had the following:

                                                                  SECURITIES ON LOAN      COLLATERAL
                                                                  ------------------      ----------
     Managed Bond Fund                                              $ 18,661,529         $ 19,111,957
     Blend Fund                                                       31,356,853           32,431,888
     Equity Fund                                                      60,660,504           62,759,466

  ACCOUNTING FOR INVESTMENTS

     Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  FEDERAL INCOME TAX

     It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly for the Managed Bond and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

     Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

     During the year ended December 31, 2002, the following amounts were reclassified due to the differences between book and tax accounting:

                                                                       ACCUMULATED
                                                                       NET REALIZED        UNDISTRIBUTED
                                                      PAID-IN            LOSS ON           NET INVESTMENT
                                                      CAPITAL           INVESTMENTS           INCOME
                                                     ----------        -------------       --------------
     Managed Bond Fund                               $  520,747        $ (568,901)           $  48,154
     Blend Fund                                        (219,329)         (747,537)             966,866
     Equity Fund                                              -           (57,629)              57,629

  FOREIGN CURRENCY TRANSLATION

     The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

     Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

  FORWARD FOREIGN CURRENCY CONTRACTS

     Managed Bond and Blend Funds may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

     The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     There were no outstanding forward foreign currency contracts at December 31, 2002.

  FORWARD COMMITMENTS

     Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

     There were no open forward commitments at December 31, 2002.

  FINANCIAL FUTURES CONTRACTS

     The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     There were no open futures contracts at December 31, 2002.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT MANAGEMENT FEE

     MassMutual serves as investment adviser to the Funds and provides administrative services needed by the Funds. For acting as such, MassMutual receives a monthly fee from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next
     $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

     MassMutual has entered into an investment sub-advisory agreement with David
     L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as the Funds' sub-adviser providing day-to-day management of the Funds' investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. MassMutual pays DLB a monthly fee equal to an annual rate of 0.13% of the average daily net asset value of the portion of the assets of the Equity Fund that DLB manages, 0.13% of the average daily net asset value of the Equity Segment of the Blend Fund, 0.05% of the average daily net asset value of the Money Market Fund, 0.10% of the average daily net asset value of the Managed Bond Fund and 0.09% of the average daily net asset value of the Money Market and Bond Segments of the Blend Fund.

     Effective February 12, 2002 Alliance Capital Management L.P. ("Alliance Capital") became a Co-Investment Sub-Adviser of the Equity Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Equity Fund.

     MassMutual has agreed, at least through April 30, 2003, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year.

  OTHER

     Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

  DEFERRED COMPENSATION

     Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

     For the year ended December 31, 2002, no significant amounts have been deferred.

4.   PURCHASES AND SALES OF INVESTMENTS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

                                                              LONG-TERM U.S.            OTHER LONG-TERM
                                                           GOVERNMENT SECURITIES          SECURITIES
                                                           ---------------------        ---------------
  PURCHASES
     Managed Bond Fund                                        $ 120,789,897             $    96,183,706
     Blend Fund                                                  83,475,295                 953,566,645
     Equity Fund                                                          -                 923,605,874

  SALES
     Managed Bond Fund                                        $  81,169,571             $    47,100,312
     Blend Fund                                                 139,418,377               1,137,403,372
     Equity Fund                                                          -               1,099,690,642

5.   CAPITAL SHARE TRANSACTIONS

     The Funds are authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for each Fund is as follows:

                                                          YEAR ENDED DECEMBER 31, 2002
                                           -------------------------------------------------------------
                                           MONEY MARKET    MANAGED BOND
                                               FUND            FUND        BLEND FUND       EQUITY FUND
                                           -------------   ------------  --------------    -------------
  SHARES
     Reinvestment of dividends                 2,684,850      1,746,822       2,662,705        2,191,725
     Sales of shares                         165,193,610     10,984,290       3,317,565        3,970,790
     Redemption of shares                   (179,358,620)    (5,688,928)    (21,550,926)     (14,913,474)
                                           -------------   ------------  --------------    -------------
        Net Increase (Decrease)              (11,480,160)     7,042,184     (15,570,656)      (8,750,959)
                                           =============   ============  ==============    =============
  AMOUNT
     Reinvestment of dividends             $   2,681,623   $ 21,389,456  $   35,476,768    $  37,772,495
     Sales of shares                         165,008,566    135,540,613      45,740,765       75,723,259
     Redemption of shares                   (179,157,417)   (70,199,766)   (291,797,623)    (278,619,551)
                                           -------------   ------------  --------------    -------------
        Net Increase (Decrease)            $ (11,467,228)  $ 86,730,303  $ (210,580,090)   $(165,123,797)
                                           =============   ============  ==============    =============

                                                          YEAR ENDED DECEMBER 31, 2001
                                           -------------------------------------------------------------
                                           MONEY MARKET    MANAGED BOND
                                               FUND            FUND        BLEND FUND       EQUITY FUND
                                           -------------   ------------   -------------    -------------
  SHARES
     Reinvestment of dividends                 7,928,117      1,446,734      21,896,064       21,902,568
     Sales of shares                         163,924,251      8,080,813       3,955,013        3,938,400
     Redemption of shares                   (149,916,714)    (4,708,332)    (21,638,985)     (11,059,654)
                                           -------------   ------------   -------------    -------------
        Net Increase (Decrease)               21,935,654      4,819,215       4,212,092       14,781,314
                                           =============   ============   =============    =============
  AMOUNT
     Reinvestment of dividends             $   7,917,272   $ 17,765,780   $ 320,619,240    $ 512,870,947
     Sales of shares                         163,678,897    100,526,189      61,881,995      109,633,943
     Redemption of shares                   (149,698,221)   (58,537,423)   (340,602,765)    (308,808,965)
                                           -------------   ------------   -------------    -------------
        Net Increase (Decrease)            $  21,897,948   $ 59,754,546   $  41,898,470    $ 313,695,925
                                           =============   ============   =============    =============

6.   FOREIGN SECURITIES

     The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7.   FEDERAL INCOME TAX INFORMATION

     At December 31, 2002, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                             FEDERAL         TAX BASIS       TAX BASIS    NET UNREALIZED
                                           INCOME TAX       UNREALIZED      UNREALIZED     APPRECIATION/
                                              COST         APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                         ---------------    ------------  -------------   --------------
     Managed Bond Fund                   $   400,510,974    $ 19,922,642  $  (7,482,807)  $   12,439,835
     Blend Fund                            1,093,183,739      62,077,224    (77,883,226)     (15,806,002)
     Equity Fund                           1,348,456,067      31,974,985   (182,393,318)    (150,418,333)

     Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2002, is the same for financial reporting and Federal income tax purposes.

     At December 31, 2002, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                                  AMOUNT             EXPIRATION DATE
                                                               ------------         -----------------
     Money Market Fund                                         $    207,638         December 31, 2010
     Managed Bond Fund                                            5,452,759         December 31, 2010
     Blend Fund                                                 138,677,965         December 31, 2009
     Blend Fund                                                  96,734,229         December 31, 2010
     Equity Fund                                                179,082,986         December 31, 2010

     The following Funds have elected to defer to January 1, 2003 post-October losses:

                                                                                        AMOUNT
                                                                                     ------------
     Managed Bond Fund                                                               $    196,270
     Blend Fund                                                                        33,715,528
     Equity Fund                                                                        7,517,342

     Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2002:

                                                                                CAPITAL GAINS DIVIDEND
                                                                                ----------------------
     Managed Bond Fund                                                                $  1,196,126
     Equity Fund                                                                        17,944,885

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MML Money Market Fund, the MML Managed Bond Fund, the MML Blend Fund and the MML Equity Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended December 2002. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the year ended December 31, 1998 was audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 7, 2003

DIRECTORS AND OFFICERS (UNAUDITED)

     The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.

  DISINTERESTED TRUSTEES

                                             TERM                               NUMBER OF
                                          OF OFFICE**                         PORTFOLIOS IN
                                              AND                                  FUND
                          POSITION(S)      LENGTH           PRINCIPAL           COMPLEX               OTHER
        NAME,ADDRESS*,     HELD WITH       OF TIME     OCCUPATION(S) DURING   OVERSEEN BY         DIRECTORSHIPS
           AND AGE           FUND           SERVED          PAST 5 YEARS         DIRECTOR         HELD BY TRUSTEE
     -----------------   ------------    ------------  ---------------------  -------------  --------------------------
     Ronald J. Abdow     Trustee of      Since         President, Abdow             39       Trustee, Abdow
     Age: 70             the Trust       1993          Corporation (operator                 G&R Trust and
                                                       of restaurants).                      Abdow G&R Co.
                                                                                             (owners and operators
                                                                                             or restaurant properties);
                                                                                             Chairman, Western
                                                                                             Mass Development
                                                                                             Corp.; Chairman,
                                                                                             American International
                                                                                             College; Trustee,
                                                                                             Oppenheimer Tremont
                                                                                             Market Neutral Fund
                                                                                             LLC, Oppenheimer
                                                                                             Tremont Opportunity
                                                                                             Fund LLC and
                                                                                             Oppenheimer Real
                                                                                             Estate Fund.

     Richard H. Ayers    Trustee of      Since         Retired.                     39       Director, Applera
     Age: 59             the Trust       1999                                                Corporation; Director,
                                                                                             Instron Corporation.

     Mary E. Boland      Trustee of      Since         Attorney at Law, Egan,       39       Director (since 1999),
     Age: 62             the Trust       1973          Flanagan and Cohen,                   BankNorth Massachusetts;
                                                       P.C. (law firm),                      Director (since 1999),
                                                       Springfield, MA.                      Massachusetts
                                                                                             Educational Financing
                                                                                             Authority.

     David E.A. Carson   Trustee of      Since         Retired; Chairman            39       Director, United
     Age: 67             the Trust       1999          and Chief Executive                   Illuminating Co.
                                                       Officer (1997-2000),                  (electric utility);
                                                       People's Bank                         Trustee (since 1991),
                                                                                             American Skandia Trust,
                                                                                             American Skandia
                                                                                             Advisor Funds and
                                                                                             American Skandia
                                                                                             Master Trust (open-end
                                                                                             investment companies).

                                             TERM                               NUMBER OF
                                          OF OFFICE**                         PORTFOLIOS IN
                                              AND                                  FUND
                          POSITION(S)      LENGTH           PRINCIPAL           COMPLEX               OTHER
        NAME,ADDRESS*,     HELD WITH       OF TIME     OCCUPATION(S) DURING   OVERSEEN BY         DIRECTORSHIPS
           AND AGE           FUND           SERVED          PAST 5 YEARS         DIRECTOR         HELD BY TRUSTEE
     -----------------   ------------    ------------  ---------------------  -------------  --------------------------
     Richard W. Greene   Trustee of      Since         Retired; Vice President      39
     Age: 66             the Trust       1999          for Investments and
                                                       Treasurer
                                                       (1998-2000),
                                                       University of Rochester
                                                       (private university).

     Beverly L. Hamilton Trustee of      Since         President ARCO               39       Director (since 1991),
     Age: 55             the Trust       1999          Investment Management                 American Funds
                                                       Co. (1991-2000).                      Emerging Markets
                                                                                             Growth Fund
                                                                                             (open-interval
                                                                                             mutual fund); Trustee
                                                                                             (since 2000), Monterey
                                                                                             Institute for
                                                                                             International
                                                                                             Studies; Trustee (since
                                                                                             2001), The California
                                                                                             Endowment; Trustee
                                                                                             (since 2002),
                                                                                             Community Hospital of
                                                                                             the Monterey Peninsula;
                                                                                             Investment Advisory
                                                                                             Committees of
                                                                                             Rockefeller Foundation,
                                                                                             Unilever (Holland)
                                                                                             pension fund, CFSB
                                                                                             Sprout, University of
                                                                                             Michigan endowment
                                                                                             and Hartford Hospital.

     F. William          Trustee of      Since         Consultant (since 1999);     39       Trustee (since 2000),
     Marshall, Jr.       the Trust       1996          Chairman (1999),                      Denver-based
     Age: 60                                           Family Bank, F.S.B.                   Oppenheimer
                                                       (formerly SIS Bank);                  and Centennial Funds.
                                                       Executive Vice
                                                       President (1999),
                                                       Peoples Heritage
                                                       Financial Group;
                                                       President, Chief
                                                       Executive Officer and
                                                       Director (1993-1999),
                                                       SIS Bancorp, Inc. and
                                                       SIS Bank (formerly,
                                                       Springfield Institution
                                                       for Savings).

  INTERESTED TRUSTEES

                                             TERM                               NUMBER OF
                                          OF OFFICE**                         PORTFOLIOS IN
                                              AND                                  FUND
                          POSITION(S)      LENGTH           PRINCIPAL           COMPLEX               OTHER
        NAME,ADDRESS*,     HELD WITH       OF TIME     OCCUPATION(S) DURING   OVERSEEN BY         DIRECTORSHIPS
           AND AGE           FUND           SERVED          PAST 5 YEARS         DIRECTOR         HELD BY TRUSTEE
     -----------------   ------------    ------------  ---------------------  -------------  --------------------------
     Stuart H. Reese     Chairman        Since         Executive Vice               39       Director (since 1994),
     Age: 47             and Trustee     1999          President and Chief                   Merrill Lynch Derivative
                         of the Trust                  Investment Officer                    Products; Chairman
                                                       (since 1999), Chief                   (since 1999), Director
                                                       Executive Director                    (since 1996), Antares
                                                       (1997-1999),                          Capital Corporation
                                                       MassMutual; Chairman                  (finance company);
                                                       and Chief Executive                   Director (since 1996),
                                                       Officer (since 2001),                 HYP Management, Inc.
                                                       and President Chief                  (managing member of
                                                       Executive Officer                     MassMutual High Yield
                                                       (1999-2001), David                    Partners LLC), and
                                                       L. Babson & Company Inc.              MMHC Investment, Inc.
                                                       (investment adviser);                 (investor in funds
                                                       Chairman (since 1999),                sponsored by
                                                       President (1995-1999),                MassMutual); Director
                                                       MassMutual Corporate                  (since 1994), MassMutual
                                                       Investors and                         Corporate Value Partners
                                                       MassMutual Participation              Limited (investor in debt
                                                       Investors (closed-end                 and equity securities)
                                                       investment companies).                and MassMutual
                                                                                             Corporate Value Limited
                                                                                             (parent of MassMutual
                                                                                             Corporate Value Partners
                                                                                             Limited); President
                                                                                             (since 1997),
                                                                                             MassMutual/Darby
                                                                                             CBO IM Inc. (manager
                                                                                             of MassMutual/Darby
                                                                                             CBO LLC, a high yield
                                                                                             bond fund); Advisory
                                                                                             Board Member (since
                                                                                             1995), Kirtland Capital
                                                                                             Partners.

     Richard G. Dooley   Trustee of      Since         Consultant (since 1993),      39      Director, Kimco Realty
     Age: 72             the Trust       1995          MassMutual.                           Corporation (shopping
                                                                                             center ownership and
                                                                                             management); Director
                                                                                             (since 1993), Jefferies
                                                                                             Group, Inc. (financial
                                                                                             services holding
                                                                                             company); Vice
                                                                                             Chairman (since 1995),
                                                                                             Chairman (1982-1995),
                                                                                             Director (since 1974),
                                                                                             MassMutual Corporate
                                                                                             Investors, and Vice
                                                                                             Chairman (since 1995),
                                                                                             Director (since 1988),
                                                                                             Chairman (1988-1995),
                                                                                             MassMutual
                                                                                             Participation Investors
                                                                                             (closed-end investment
                                                                                             companies).

                                             TERM                               NUMBER OF
                                          OF OFFICE**                         PORTFOLIOS IN
                                              AND                                  FUND
                          POSITION(S)      LENGTH           PRINCIPAL           COMPLEX               OTHER
        NAME,ADDRESS*,     HELD WITH       OF TIME     OCCUPATION(S) DURING   OVERSEEN BY         DIRECTORSHIPS
           AND AGE           FUND           SERVED          PAST 5 YEARS         DIRECTOR         HELD BY TRUSTEE
     -----------------   ------------    ------------  ---------------------  -------------  --------------------------
     Frederick C.        Trustee and     Since         Executive Vice               39
     Castellani          President of    2001          President
     Age: 55             the Trust                     (since 2001), Senior
                                                       Vice President
                                                       (1996-2001),
                                                       MassMutual.

  PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)                 PRINCIPAL
        NAME, ADDRESS*,         HELD WITH             OCCUPATION(S) DURING
           AND AGE                FUND                    PAST 5 YEARS
     -----------------       ----------------   -----------------------------
     James S. Collins        Chief Financial    Vice President (since 1999),
     Age: 44                 Officer and        Second Vice President
                             Treasurer of       (1990-1999), MassMutual.
                             Trust

     Thomas M. Kinzler       Vice President     Vice President and Associate
     Age: 46                 and Secretary of   General Counsel (since 1999),
                             the Trust          Second Vice President and
                                                Associate General Counsel
                                                (1996-1999).

     Vernon J. Meyer         Vice President     Vice President (since 1998),
     Age: 37                 of the Trust       Second Vice President
                                                (1995-1998), MassMutual.

     David W. O'Leary        Vice President     Senior Vice President
     Age: 42                 of the Trust       (since 2001), MassMutual;
                                                Senior Vice President
                                                (1999-2001), Vice President
                                                (1996-1999), Aetna Financial
                                                Services.

* The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2002 qualified for the dividends received deduction, as follows:

Managed Bond Fund                                       0.15%
Blend Fund                                             31.60%
Equity Fund                                           100.00%

February 1, 2003                                                       L4540 203